                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-06650

                         LORD ABBETT RESEARCH FUND, INC.
                         -------------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 11/30
                         -----
Date of reporting period: 11/30/2004
                          ----------
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ITEM 1:         REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

2004
 ANNUAL
   REPORT

 LORD ABBETT
   AMERICA'S VALUE FUND


FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

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LORD ABBETT AMERICA'S VALUE FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett America's Value Fund's strategies and performance for the fiscal year ended November 30, 2004. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended November 30, 2004. The employment rate continued to trend higher as the fiscal year began. By January 2004, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation in December 2003 and January 2004. Gross domestic product (GDP) grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified.

    The positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. As the year began, inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

    Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1% to 1.25%, and stocks responded positively to

                                                                               1
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the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

    After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

    The combination of declining gasoline prices during much of the third quarter and the addition of 300,000 - 400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21.

    In October and November 2004, employment increased. The Consumer Price Index
(CPI) increased 0.5% in October. In addition, the S&P 500 Index(1) gained 1.4% in October, as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs. The S&P 500 Index(1) achieved new 52-week highs in November, ending the month up 3.9%.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A: For the fiscal year ended November 30, 2004, the Fund returned 20.3%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P 500 Index,(1) which returned 12.9% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 13.35% and Since Inception (12/27/01): 6.58%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales

2
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charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.lordabbett.com.

    NOTE: Lord Abbett America's Value Fund is not a balanced fund and has the capability to adjust equity and fixed-income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY PORTION

    Stock selection and an overweight position within the materials sector were the greatest positive contributors to Fund performance relative to its benchmark for the twelve-month period. The sector includes producers of manufacturing materials such as paper, chemicals, forest products and packaging. Overall, this sector benefited from pricing power due to a strengthening U.S. economy and a declining U.S. dollar. One chemical holding was boosted by a company-specific operating turnaround and stronger pricing. A crop nutrient company also performed well. The price of fertilizers, in particular potash, has increased due to a rise in demand and limited supply. In addition, as the U.S. agriculture sector thrives, suppliers to this sector are being rewarded. It is important to note that the materials sector is the biggest sector in the Fund and it delivered the biggest positive contribution during the twelve-month period ended November 30, 2004.

    Stock selection within the consumer discretionary sector also aided Fund performance. The consumer discretionary sector includes stocks within the consumer durables, apparel, media, hotel and leisure industries. A leading retail department store holding outperformed due to market share gains and margin expansion resulting from better merchandising and streamlined operations. A direct seller of premium plastic goods also reported strong returns based on an operating turnaround.

    The largest detractor to Fund performance relative to its benchmark was stock selection within the utilities sector. A

                                                                               3
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utility holding, whose principal activity is to transmit, distribute and market electricity, underperformed because its unregulated power subsidiary suffered from declining prices driven by increased competition. Another electrical utility holding disappointed based on unfavorable regulatory rulings. Stock selection within the telecommunication services sector also hurt performance. A provider of voice and data telecommunications products and services reported poor performance due to investor concerns about tighter profit margins.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

FIXED-INCOME PORTION

    Within the fixed-income component, the Fund's emphasis on lower-rated, high-yield bonds proved beneficial during the twelve-month period ended November 30, 2004. Continued demand for high-yielding investments combined with a benevolent credit environment contributed to performance in the high-yield bond sector. In a similar fashion, convertible securities benefited from rising earnings and participation in the improving stock market. Both high yield and convertibles broadly outperformed the aggregate U.S. bond market.

    The Fund's best performers in the high-yield market were below investment-grade credits in the containers and packaging, chemicals and healthcare providers industries. Top performers in convertibles included select holdings in wireless telecommunications and electronics.

    Detracting from performance within the high-yield sectors were individual holdings in wireless and integrated telecommunications and in electric generation, while select credits within semiconductors and telecommunications equipment detracted from performance in the convertible securities sector.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.lordabbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance; this popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

4
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IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of November 30, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                                                               5
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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500 Index assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                 THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)
                 AT NET ASSET VALUE            AT MAXIMUM OFFERING PRICE(1)    S&P 500 INDEX(2)
Dec 27, 2001            $  10,000                        $   9,425                $  10,000
Mar 31, 2002            $  10,739                        $  10,122                $  10,028
Jun 30, 2002            $  10,163                        $   9,579                $   8,685
Sep 30, 2002            $   8,818                        $   8,311                $   7,185
Dec 31, 2002            $   9,232                        $   8,701                $   7,791
Mar 31, 2003            $   8,671                        $   8,172                $   7,546
Jun 30, 2003            $   9,708                        $   9,150                $   8,707
Sep 30, 2003            $   9,997                        $   9,422                $   8,938
Dec 31, 2003            $  11,244                        $  10,597                $  10,025
Mar 31, 2004            $  11,641                        $  10,971                $  10,195
Jun 30, 2004            $  11,835                        $  11,155                $  10,370
Sep 30, 2004            $  12,067                        $  11,373                $  10,176
Nov 30, 2004            $  12,784                        $  12,049                $  10,749

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                                1 YEAR     LIFE OF CLASS
        CLASS A(3)               13.35%             6.58%
        CLASS B(4)               15.50%             7.18%
        CLASS C(5)               19.50%             8.10%
        CLASS P(6)               20.21%             8.71%
        CLASS Y(7)               20.72%             9.15%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%
(2) Performance of the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance of the Index begins on December 31, 2001.
(3) Class A shares commenced operations on December 27, 2001. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on December 27, 2001. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for life of the class.
(5) Class C shares commenced operations on December 27, 2001. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on December 27, 2001. Performance is at net asset value.
(7) Class Y shares commenced operations on December 27, 2001. Performance is at net asset value.

6
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EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 through November 30, 2004).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING      ENDING        EXPENSES
                                               ACCOUNT      ACCOUNT      PAID DURING
                                                VALUE        VALUE          PERIOD+
                                             -----------   -----------   -----------
                                                                           6/1/04 -
                                               6/1/04       11/30/04       11/30/04
                                             -----------   -----------   -----------
CLASS A
Actual                                       $  1,000.00   $  1,109.10    $     7.07
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,018.30    $     6.76
CLASS B
Actual                                       $  1,000.00   $  1,105.20    $    10.42
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,015.10    $     9.98
CLASS C
Actual                                       $  1,000.00   $  1,105.20    $    10.42
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,015.10    $     9.98
CLASS P
Actual                                       $  1,000.00   $  1,108.20    $     7.54
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,017.85    $     7.22
CLASS Y
Actual                                       $  1,000.00   $  1,111.10    $     5.76
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,020.10    $     5.51

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.34% for Class A, 1.98% for Class B and Class C, 1.43% for Class P, and 1.09% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2004

SECTOR                                %*
Consumer Discretionary              16.37%
Consumer Staples                     7.01%
Energy                               6.74%
Financials                          13.31%
Healthcare                           4.95%
Industrials                         12.97%
Information Technology               1.81%
Materials                           17.23%
Telecommunication Services           3.38%
Utilities                            9.92%
Short-term Investments               6.31%
Total                              100.00%

*   Represents percent of total investments.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

                                                                 SHARES
INVESTMENTS                                                       (000)             VALUE
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 93.89%

COMMON STOCKS 66.30%

AEROSPACE & DEFENSE 0.30%
Northrop Grumman Corp.                                               26   $     1,484,866
                                                                          ---------------

AUTO COMPONENTS 1.89%
Dana Corp.                                                          574         9,384,900
                                                                          ---------------

BIOTECHNOLOGY 0.20%
Amgen, Inc.*                                                         16           978,652
                                                                          ---------------

CHEMICALS 8.65%
Crompton Corp.                                                      633         7,099,293
Dow Chemical Co.                                                    192         9,675,099
Eastman Chemical Co.                                                226        12,300,756
Monsanto Co.                                                        156         7,160,712
Mosaic Co. (The)*                                                   389         6,757,344
                                                                          ---------------
TOTAL                                                                          42,993,204
                                                                          ---------------

COMMERCIAL SERVICES & SUPPLIES 4.50%
R.R. Donnelley & Sons Co.                                           322        11,183,810
ServiceMaster Co.                                                   849        11,185,281
                                                                          ---------------
TOTAL                                                                          22,369,091
                                                                          ---------------

CONTAINERS & PACKAGING 0.98%
Ball Corp.                                                          109         4,875,570
                                                                          ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.79%
SBC Communications, Inc.                                            353         8,879,976
                                                                          ---------------

ELECTRIC UTILITIES 6.46%
Ameren Corp.                                                        253        12,245,418
Northeast Utilities                                                 539         9,829,616
Puget Energy, Inc.                                                  428        10,046,250
                                                                          ---------------
TOTAL                                                                          32,121,284
                                                                          ---------------

ENERGY EQUIPMENT & SERVICES 1.76%
Halliburton Co.                                                     212         8,766,200
                                                                          ---------------

FOOD & STAPLES RETAILING 0.85%
Albertson's, Inc.                                                   167         4,220,040
                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                 SHARES
                                                                   (000)            VALUE
-----------------------------------------------------------------------------------------
FOOD PRODUCTS 3.61%
Archer-Daniels-Midland Co.                                           57   $     1,216,880
H.J. Heinz Co.                                                      273        10,140,964
Kellogg Co.                                                         151         6,611,810
                                                                          ---------------
TOTAL                                                                          17,969,654
                                                                          ---------------

GAS UTILITIES 2.15%
NiSource, Inc.                                                      491        10,705,427
                                                                          ---------------

HOUSEHOLD DURABLES 5.15%
Newell Rubbermaid, Inc.                                             244         5,640,752
Snap-on, Inc.                                                       242         7,662,264
Tupperware Corp.                                                    656        12,285,936
                                                                          ---------------
TOTAL                                                                          25,588,952
                                                                          ---------------

INDUSTRIAL CONGLOMERATES 1.47%
Hubbell, Inc.                                                       150         7,299,720
                                                                          ---------------

INSURANCE 5.50%
ACE Ltd.(a)                                                         101         4,086,462
Allstate Corp.                                                       41         2,075,550
Lincoln National Corp.                                               77         3,525,132
Max Re Capital Ltd.(a)                                               62         1,176,002
PartnerRe Ltd.(a)                                                    45         2,779,388
SAFECO Corp.                                                        144         6,979,680
St. Paul Travelers Cos., Inc. (The)                                  56         2,039,341
XL Capital Ltd. Class A(a)                                           62         4,664,784
                                                                          ---------------
TOTAL                                                                          27,326,339
                                                                          ---------------

LEISURE EQUIPMENT & PRODUCTS 0.50%
Foot Locker, Inc.                                                    96         2,486,286
                                                                          ---------------

MACHINERY 2.90%
CNH Global N.V.(a)                                                   74         1,384,511
Cummins, Inc.                                                        54         4,259,670
Ingersoll-Rand Co.(a)                                                36         2,664,236
Timken Co. (The)                                                    235         6,117,800
                                                                          ---------------
TOTAL                                                                          14,426,217
                                                                          ---------------

METALS & MINING 0.33%
Metal Management, Inc.*                                              62         1,621,476
                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                 SHARES
                                                                   (000)            VALUE
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL 1.66%
May Department Stores Co.                                           293   $     8,236,348
                                                                          ---------------

OIL & GAS 3.08%
ChevronTexaco Corp.                                                 169         9,221,940
EOG Resources, Inc.                                                  16         1,216,134
Kerr-McGee Corp.                                                     78         4,878,832
                                                                          ---------------
TOTAL                                                                          15,316,906
                                                                          ---------------

PAPER & FOREST PRODUCTS 3.05%
Georgia-Pacific Corp.                                               184         6,721,596
MeadWestvaco Corp.                                                  251         8,429,325
                                                                          ---------------
TOTAL                                                                          15,150,921
                                                                          ---------------

PHARMACEUTICALS 2.37%
Bristol-Myers Squibb Co.                                            434        10,206,050
Mylan Laboratories, Inc.                                             86         1,554,496
                                                                          ---------------
TOTAL                                                                          11,760,546
                                                                          ---------------

REAL ESTATE INVESTMENT TRUSTS 4.47%
Health Care Property Investors, Inc.                                407        10,919,810
Healthcare Realty Trust, Inc.                                       277        11,290,180
                                                                          ---------------
TOTAL                                                                          22,209,990
                                                                          ---------------

SPECIALTY RETAIL 0.48%
Limited Brands, Inc.                                                 97         2,360,904
                                                                          ---------------

TRADING COMPANIES & DISTRIBUTORS 2.20%
Genuine Parts Co.                                                   252        10,939,320
                                                                          ---------------
TOTAL COMMON STOCKS (Cost $285,380,807)                                       329,472,789
                                                                          ===============

                                                                                           PRINCIPAL
                                                         INTEREST            MATURITY         AMOUNT
                                                             RATE                DATE          (000)
                                                         -------------------------------------------
CONVERTIBLE BONDS 4.78%

AEROSPACE & DEFENSE 0.27%
Alliant Techsystems, Inc.                                    2.75%          2/15/2024   $      1,250      1,325,000
                                                                                                       ------------

BIOTECHNOLOGY 0.70%
Fisher Scientific Int'l., Inc.                               2.50%          10/1/2023          2,500      3,481,250
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                                           PRINCIPAL
                                                         INTEREST            MATURITY         AMOUNT
                                                             RATE                DATE          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES 0.26%
DST Systems, Inc.                                           4.125%          8/15/2023   $      1,000   $  1,273,750
                                                                                                       ------------

COMMUNICATIONS EQUIPMENT 0.69%
Avaya, Inc.                                           Zero Coupon          10/31/2021          5,500      3,430,625
                                                                                                       ------------

COMPUTERS & PERIPHERALS 0.33%
EMC Corp.                                                    4.50%           4/1/2007          1,500      1,653,750
                                                                                                       ------------

HOTELS, RESTAURANTS & LEISURE 0.66%
Hilton Hotels Corp.                                         3.375%          4/15/2023          1,500      1,723,125
International Game Technology                         Zero Coupon           1/29/2033          2,000      1,572,500
                                                                                                       ------------
TOTAL                                                                                                     3,295,625
                                                                                                       ------------

MACHINERY 0.24%
Agco Corp.                                                   1.75%         12/31/2033          1,000      1,172,500
                                                                                                       ------------

MEDIA 0.40%
Lamar Advertising Co.                                       2.875%         12/31/2010          1,000      1,066,250
Liberty Media Corp. Class A                                  3.25%          3/15/2031          1,000        930,000
                                                                                                       ------------
TOTAL                                                                                                     1,996,250
                                                                                                       ------------

METALS & MINING 0.39%
Placer Dome, Inc.(a)                                         2.75%         10/15/2023          1,500      1,959,375
                                                                                                       ------------

PHARMACEUTICALS 0.20%
Watson Pharmaceutical, Inc.                                  1.75%          3/15/2023          1,000        992,500
                                                                                                       ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 0.29%
RF Micro Devices, Inc.                                       1.50%           7/1/2010          1,250      1,434,375
                                                                                                       ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.14%
LSI Logic Corp.                                              4.00%          5/15/2010            750        698,438
                                                                                                       ------------

SOFTWARE 0.21%
Mentor Graphics Corp.                                       6.875%          6/15/2007          1,000      1,035,000
                                                                                                       ------------
TOTAL CONVERTIBLE BONDS (Cost $22,129,361)                                                               23,748,438
                                                                                                       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                         INTEREST                             SHARES
                                                             RATE                              (000)          VALUE
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 3.33%

ELECTRIC UTILITIES 0.29%
FPL Group, Inc.                                              8.00%                                25   $  1,427,500
                                                                                                       ------------

ENERGY EQUIPMENT & SERVICES 0.88%
CMS Energy Corp.+                                            4.50%                                70      4,348,750
                                                                                                       ------------

FOOD & STAPLES RETAILING 0.53%
Albertson's, Inc.                                            7.25%                               100      2,636,000
                                                                                                       ------------

HEALTHCARE PROVIDERS & SERVICES 0.21%
Omnicare, Inc.                                               4.00%                                20      1,046,000
                                                                                                       ------------

INSURANCE 0.78%
Chubb Corp.                                                  7.00%                                40      1,174,800
XL Capital Ltd.(a)                                           6.50%                               110      2,714,800
                                                                                                       ------------
TOTAL                                                                                                     3,889,600
                                                                                                       ------------

MEDIA 0.64%
Interpublic Group of Cos.                                   5.375%                                60      2,793,000
Sinclair Broadcast Group, Inc.                               6.00%                                10        408,800
                                                                                                       ------------
TOTAL                                                                                                     3,201,800
                                                                                                       ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,609,866)                                                    16,549,650
                                                                                                       ============

                                                                                           PRINCIPAL
                                                                             MATURITY         AMOUNT
                                                                                 DATE          (000)
                                                                           -------------------------
GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 0.98%
Federal National Mortgage Assoc.                             6.00%           5/1/2033   $      1,348      1,392,265
Federal National Mortgage Assoc.                             6.00%           9/1/2034          3,393      3,507,058
                                                                                                       ------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES
  PASS-THROUGHS (Cost $4,875,274)                                                                         4,899,323
                                                                                                       ============

HIGH YIELD CORPORATE BONDS 16.90%

AEROSPACE & DEFENSE 0.10%
DRS Technologies, Inc.                                      6.875%          11/1/2013            500        525,000
                                                                                                       ------------

AUTO COMPONENTS 0.22%
Stanadyne Corp.+                                            10.00%          8/15/2014          1,000      1,080,000
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                                           PRINCIPAL
                                                         INTEREST            MATURITY         AMOUNT
                                                             RATE                DATE          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------
BEVERAGES 0.17%
Le-Natures, Inc.+                                            9.00%          6/15/2013   $        750   $    832,500
                                                                                                       ------------

CHEMICALS 1.45%
Airgas, Inc.                                                 6.25%          7/15/2014          1,500      1,518,750
Crompton Corp.+                                             9.875%           8/1/2012          2,000      2,250,000
Huntsman Int'l. Holdings                              Zero Coupon          12/31/2009          1,400        787,500
Nalco Co.                                                   8.875%         11/15/2013          1,000      1,108,750
Rockwood Specialties Corp.+                                  7.50%         11/15/2014          1,200      1,236,000
Terra Capital, Inc.                                         11.50%           6/1/2010            260        296,400
                                                                                                       ------------
TOTAL                                                                                                     7,197,400
                                                                                                       ------------

COMMERCIAL SERVICES & SUPPLIES 0.29%
Iron Mountain, Inc.                                         6.625%           1/1/2016          1,500      1,421,250
                                                                                                       ------------

CONSTRUCTION & ENGINEERING 0.17%
Shaw Group, Inc.                                            10.75%          3/15/2010            775        838,938
                                                                                                       ------------

CONTAINERS & PACKAGING 1.67%
Constar Int'l., Inc.                                        11.00%          12/1/2012          2,000      2,075,000
Crown Cork & Seal, Inc.                                     7.375%         12/15/2026          1,000        945,000
Graham Packaging Co.+                                       9.875%         10/15/2014          1,250      1,312,500
Owens-Brockway Glass Co.                                    8.875%          2/15/2009            650        705,250
Rayovac Corp.                                                8.50%          10/1/2013          1,000      1,110,000
Stone Container Finance Co.(a)                              7.375%          7/15/2014          2,000      2,155,000
                                                                                                       ------------
TOTAL                                                                                                     8,302,750
                                                                                                       ------------

DISTRIBUTORS 0.31%
Ferrellgas Partners, L.P.                                    6.75%           5/1/2014          1,500      1,552,500
                                                                                                       ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.87%
Cincinnati Bell, Inc.                                       8.375%          1/15/2014          1,000      1,002,500
Level 3 Financing, Inc.+                                    10.75%         10/15/2011          1,000        897,500
Qwest Capital Funding                                        7.90%          8/15/2010          2,000      1,975,000
Qwest Services Corp.+                                       13.50%#        12/15/2010            400        476,000
                                                                                                       ------------
TOTAL                                                                                                     4,351,000
                                                                                                       ------------

ELECTRIC UTILITIES 0.22%
NRG Energy, Inc.+                                            8.00%         12/15/2013          1,000      1,110,000
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                                           PRINCIPAL
                                                         INTEREST            MATURITY         AMOUNT
                                                             RATE                DATE          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 0.39%
Dynegy, Inc.                                                6.875%           4/1/2011   $      2,000   $  1,940,000
                                                                                                       ------------

FOOD & STAPLES RETAILING 0.80%
Friendly Ice Cream Corp.                                    8.375%          6/15/2012          1,500      1,477,500
Rite Aid Corp.                                              8.125%           5/1/2010            850        909,500
Stater Brothers Holdings, Inc.                              8.125%          6/15/2012          1,500      1,590,000
                                                                                                       ------------
TOTAL                                                                                                     3,977,000
                                                                                                       ------------

FOOD PRODUCTS 1.06%
Chiquita Brands Int'l.+                                      7.50%          11/1/2014          1,500      1,526,250
Dole Food Co.                                               8.875%          3/15/2011          2,000      2,200,000
Land O'Lakes, Inc.                                           8.75%         11/15/2011            500        487,500
Michael Foods, Inc.                                          8.00%         11/15/2013          1,000      1,060,000
                                                                                                       ------------
TOTAL                                                                                                     5,273,750
                                                                                                       ------------

GAS UTILITIES 0.81%
El Paso Corp.                                                7.00%          5/15/2011          1,850      1,850,000
Semco Energy, Inc.                                          7.125%          5/15/2008          2,000      2,160,000
                                                                                                       ------------
TOTAL                                                                                                     4,010,000
                                                                                                       ------------

HEALTHCARE PROVIDERS & SERVICES 1.29%
Ameripath, Inc.                                             10.50%           4/1/2013          1,000      1,035,000
HCA, Inc.                                                   6.375%          1/15/2015          1,960      1,945,756
Medex, Inc.                                                 8.875%          5/15/2013            825        915,750
National Nephrology Assoc.+                                  9.00%          11/1/2011            150        174,000
Tenet Healthcare Corp.                                      7.375%           2/1/2013          1,000        980,000
Tenet Healthcare Corp.+                                     9.875%           7/1/2014          1,250      1,350,000
                                                                                                       ------------
TOTAL                                                                                                     6,400,506
                                                                                                       ------------

HOTELS, RESTAURANTS & LEISURE 0.87%
Hard Rock Hotel, Inc.                                       8.875%           6/1/2013          1,000      1,105,000
Loews Cineplex Entertainment+                                9.00%           8/1/2014          1,250      1,350,000
River Rock Entertainment                                     9.75%          11/1/2011          1,700      1,887,000
                                                                                                       ------------
TOTAL                                                                                                     4,342,000
                                                                                                       ------------

HOUSEHOLD DURABLES 0.17%
Fedders North America, Inc.                                 9.875%           3/1/2014          1,000        820,000
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                                           PRINCIPAL
                                                         INTEREST            MATURITY         AMOUNT
                                                             RATE                DATE          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES 0.31%
Allied Waste North America, Inc.                            6.125%          2/15/2014   $      1,000   $    927,500
Park-Ohio Industries, Inc.+                                 8.375%         11/15/2014            600        601,500
                                                                                                       ------------
TOTAL                                                                                                     1,529,000
                                                                                                       ------------

INTERNET SOFTWARE & SERVICES 0.16%
Affinia Group, Inc.+                                         9.00%         11/30/2014            750        776,250
                                                                                                       ------------

MEDIA 2.21%
Block Communications, Inc.                                   9.25%          4/15/2009            400        430,000
Emmis Operating Co.                                         6.875%          5/15/2012          1,200      1,263,000
Gaylord Entertainment Co.                                    8.00%         11/15/2013          2,375      2,576,875
General Motors Corp.                                         7.20%          1/15/2011            500        514,723
Insight Communications Co., Inc.**                    0.00%/12.25%   2/15/2006 & 2011          1,000        965,000
Interpublic Group of Cos., Inc.                              6.25%         11/15/2014            670        665,668
Mediacom Communications Corp.                                9.50%          1/15/2013          2,250      2,210,625
Paxson Communications Co.                                   10.75%          7/15/2008          1,750      1,806,875
Primedia, Inc.                                              8.875%          5/15/2011            550        569,250
                                                                                                       ------------
TOTAL                                                                                                    11,002,016
                                                                                                       ------------

METALS & MINING 0.32%
Neenah Corp.+                                               13.00%          9/30/2013            750        772,500
Owens-Brockway Glass Co.                                     7.75%          5/15/2011            740        802,900
                                                                                                       ------------
TOTAL                                                                                                     1,575,400
                                                                                                       ------------

OIL & GAS 0.64%
EXCO Resources, Inc.                                         7.25%          1/15/2011          1,500      1,616,250
Foundation PA Coal Co.+                                      7.25%           8/1/2014          1,000      1,075,000
Range Resources Corp.                                       7.375%          7/15/2013            470        505,250
                                                                                                       ------------
TOTAL                                                                                                     3,196,500
                                                                                                       ------------

PAPER & FOREST PRODUCTS 0.43%
Boise Cascade LLC+                                          7.125%         10/15/2014            600        630,000
Buckeye Technologies, Inc.                                   8.00%         10/15/2010          1,500      1,522,500
                                                                                                       ------------
TOTAL                                                                                                     2,152,500
                                                                                                       ------------

SPECIALTY RETAIL 0.69%
J.C. Penney Co., Inc.                                       6.875%         10/15/2015          1,000      1,087,500
Jean Coutu Group, Inc. (The)+(a)                             8.50%           8/1/2014            700        714,000
Playtex Products, Inc.                                      9.375%           6/1/2011          1,500      1,608,750
                                                                                                       ------------
TOTAL                                                                                                     3,410,250
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
NOVEMBER 30, 2004

                                                                                           PRINCIPAL
                                                         INTEREST            MATURITY         AMOUNT
                                                             RATE                DATE          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL 0.55%
Elizabeth Arden, Inc.                                        7.75%          1/15/2014   $      1,000  $   1,070,000
INVISTA+(a)                                                  9.25%           5/1/2012          1,500      1,676,250
                                                                                                      -------------
TOTAL                                                                                                     2,746,250
                                                                                                      -------------

WIRELESS TELECOMMUNICATION SERVICES 0.73%
Centennial Cell Communications                             10.125%          6/15/2013          1,500      1,642,500
Dobson Communications Corp.                                 8.875%          10/1/2013            350        239,750
Nextel Partners, Inc.                                       8.125%           7/1/2011          1,200      1,326,000
Rogers Wireless, Inc.+(a)                                    7.25%         12/15/2012            400        417,500
                                                                                                      -------------
TOTAL                                                                                                     3,625,750
                                                                                                      -------------
TOTAL HIGH YIELD CORPORATE BONDS (Cost $80,870,150)                                                      83,988,510
                                                                                                      =============

U.S. TREASURY OBLIGATION 1.60%
U.S. Treasury Note (cost $7,971,169)                         5.00%          2/15/2011          7,500      7,938,578
                                                                                                      -------------
TOTAL LONG-TERM INVESTMENTS (Cost $416,836,627)                                                         466,597,288
                                                                                                      =============

SHORT-TERM INVESTMENT 6.32%

REPURCHASE AGREEMENT 6.32%
Repurchase Agreement dated 11/30/2004,
1.61% due 12/1/2004 with State Street
Bank & Trust Co. collateralized by
$24,805,000 of United States Treasury
Notes at 3.375% due 1/15/2007; value:
$32,028,390; proceeds: $31,400,516
(Cost $31,399,112)                                                                            31,399     31,399,112
                                                                                                      =============
TOTAL INVESTMENTS IN SECURITIES 100.21% (Cost $448,235,739)                                             497,996,400
                                                                                                      =============
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (0.21%)                                                   (1,037,801)
                                                                                                      =============
NET ASSETS 100.00%                                                                                    $ 496,958,599
                                                                                                      =============

   * Non-income producing security.
  ** Deferred-interest debentures. These do not pay interest for a stipulated number of years, after which they pay a predetermined interest rate.
   + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
   # Variable rate security. The interest rate represents the rate at November
     30, 2004.
 (a) Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

ASSETS:
   Investment in securities, at value (cost $448,235,739)                               $   497,996,400
   Cash                                                                                         572,000
   Receivables:
     Interest and dividends                                                                   2,889,639
     Investment securities sold                                                                 758,013
     Capital shares sold                                                                      5,766,917
   Prepaid expenses and other assets                                                             38,534
-------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                             508,021,503
-------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                         10,329,320
     Capital shares reacquired                                                                  184,174
     Management fee                                                                             281,235
     12b-1 distribution fees                                                                    156,727
     Fund administration                                                                         15,033
     Directors' fees                                                                                260
   Accrued expenses and other liabilities                                                        96,155
-------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                         11,062,904
=======================================================================================================
NET ASSETS                                                                              $   496,958,599
=======================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $   439,678,314
Undistributed net investment income                                                           4,374,454
Accumulated net realized gain on investments                                                  3,145,170
Net unrealized appreciation on investments                                                   49,760,661
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $   496,958,599
=======================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                          $   439,703,017
Class B Shares                                                                          $    27,634,352
Class C Shares                                                                          $    28,695,797
Class P Shares                                                                          $       285,432
Class Y Shares                                                                          $       640,001
OUTSTANDING SHARES BY CLASS:
Class A Shares (50 million shares of common stock authorized, par value $.001)               36,286,268
Class B Shares (30 million shares of common stock authorized, par value $.001)                2,296,567
Class C Shares (20 million shares of common stock authorized, par value $.001)                2,381,244
Class P Shares (20 million shares of common stock authorized, par value $.001)                   23,498
Class Y Shares (30 million shares of common stock authorized, par value $.001)                   52,565
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                          $         12.12
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                         $         12.86
Class B Shares-Net asset value                                                          $         12.03
Class C Shares-Net asset value                                                          $         12.05
Class P Shares-Net asset value                                                          $         12.15
Class Y Shares-Net asset value                                                          $         12.18

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004

INVESTMENT INCOME:
Dividends                                                                               $     6,929,676
Interest                                                                                      5,065,718
Foreign withholding tax                                                                          (2,642)
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                      11,992,752
-------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                2,135,142
12b-1 distribution plan-Class A                                                                 922,936
12b-1 distribution plan-Class B                                                                 161,680
12b-1 distribution plan-Class C                                                                 138,253
12b-1 distribution plan-Class P                                                                     855
Shareholder servicing                                                                           415,293
Professional                                                                                     26,809
Reports to shareholders                                                                          65,099
Fund administration                                                                             113,874
Custody                                                                                          22,338
Directors' fees                                                                                   5,305
Registration                                                                                     28,777
Other                                                                                            28,299
-------------------------------------------------------------------------------------------------------
Gross expenses                                                                                4,064,660
   Expense reductions                                                                            (3,808)
-------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                  4,060,852
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         7,931,900
=======================================================================================================
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                              4,309,414
Net change in unrealized appreciation (depreciation) on investments                          42,043,396
=======================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                             46,352,810
=======================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $    54,284,710
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                    NOVEMBER 30, 2004     NOVEMBER 30, 2003
OPERATIONS:
Net investment income                                                       $     7,931,900       $     1,758,995
Net realized gain (loss) on investments                                           4,309,414              (995,194)
Net change in unrealized appreciation (depreciation) on investments              42,043,396             9,363,448
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             54,284,710            10,127,249
=================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                       (4,319,651)             (860,700)
   Class B                                                                         (220,980)              (73,731)
   Class C                                                                         (173,278)              (62,644)
   Class P                                                                           (2,172)                  (28)
   Class Y                                                                              (30)                  (32)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                              (4,716,111)             (997,135)
=================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                               322,799,116           117,230,186
Reinvestment of distributions                                                     4,543,239               901,903
Cost of shares reacquired                                                       (23,284,752)          (10,219,641)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                              304,057,603           107,912,448
=================================================================================================================
NET INCREASE IN NET ASSETS                                                      353,626,202           117,042,562
=================================================================================================================
NET ASSETS:
Beginning of year                                                               143,332,397            26,289,835
-----------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                 $   496,958,599       $   143,332,397
=================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                         $     4,374,454       $     1,140,219
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED 11/30            12/19/2001(a)
                                                                    -------------------------------          TO
                                                                       2004                 2003         11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.29           $     9.45     $       10.00
                                                                    ==========           ==========     =============
  Unrealized appreciation on investments                                                                          .01
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                   $       10.01
                                                                                                        =============

Investment operations:
  Net investment income(b)                                                 .32                  .31               .29
  Net realized and unrealized gain (loss)                                 1.74                  .79              (.80)
                                                                    ----------           ----------     -------------
    Total from investment operations                                      2.06                 1.10              (.51)
                                                                    ----------           ----------     -------------

Distributions to shareholders from:
  Net investment income                                                   (.23)                (.26)             (.05)
                                                                    ----------           ----------     -------------
NET ASSET VALUE, END OF PERIOD                                      $    12.12           $    10.29     $        9.45
                                                                    ==========           ==========     =============

Total Return(c)                                                                                                   .10%(d)(e)
Total Return(c)                                                          20.29%               11.97%            (5.10)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense reductions                       1.35%                1.35%             1.29%(d)
  Expenses, excluding waiver and expense reductions                       1.35%                1.46%             2.25%(d)
  Net investment income                                                   2.84%                3.24%             2.99%(d)

                                                                           YEAR ENDED 11/30             12/19/2001(a)
                                                                    -------------------------------          TO
SUPPLEMENTAL DATA:                                                     2004                 2003         11/30/2002
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                   $  439,703           $  128,030     $      21,467
  Portfolio turnover rate                                                21.81%               28.71%            33.71%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                           YEAR ENDED 11/30             12/19/2001(a)
                                                                    -------------------------------          TO
                                                                       2004                 2003         11/30/2002
                                                                    ----------           ----------     -------------
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.23           $     9.40     $       10.00
                                                                    ==========           ==========     =============
  Unrealized appreciation on investments                                                                          .01
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                   $       10.01
                                                                                                        =============

Investment operations:
  Net investment income(b)                                                 .25                  .25               .24
  Net realized and unrealized gain (loss)                                 1.72                  .79              (.81)
                                                                    ----------           ----------     -------------
    Total from investment operations                                      1.97                 1.04              (.57)
                                                                    ----------           ----------     -------------

Distributions to shareholders from:
  Net investment income                                                   (.17)                (.21)             (.04)
                                                                    ----------           ----------     -------------
NET ASSET VALUE, END OF PERIOD                                      $    12.03           $    10.23     $        9.40
                                                                    ==========           ==========     =============

Total Return(c)                                                                                                   .10%(d)(e)
Total Return(c)                                                          19.50%               11.35%            (5.69)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense reductions                       1.99%                1.99%             1.85%(d)
  Expenses, excluding waiver and expense reductions                       1.99%                2.10%             2.81%(d)
  Net investment income                                                   2.20%                2.60%             2.43%(d)

                                                                            YEAR ENDED 11/30            12/19/2001(a)
                                                                    -------------------------------          TO
SUPPLEMENTAL DATA:                                                     2004                 2003         11/30/2002
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                   $   27,634           $    9,398     $       2,283
  Portfolio turnover rate                                                21.81%               28.71%            33.71%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            YEAR ENDED 11/30            12/19/2001(a)
                                                                    -------------------------------          TO
                                                                       2004                 2003         11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.25           $     9.41     $       10.00
                                                                    ==========           ==========     =============
  Unrealized appreciation on investments                                                                          .01
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                   $       10.01
                                                                                                        =============

Investment operations:
  Net investment income(b)                                                 .25                  .24               .24
  Net realized and unrealized gain (loss)                                 1.73                  .80              (.79)
                                                                    ----------           ----------     -------------
    Total from investment operations                                      1.98                 1.04              (.55)
                                                                    ----------           ----------     -------------

Distributions to shareholders from:
  Net investment income                                                   (.18)                (.20)             (.05)
                                                                    ----------           ----------     -------------

NET ASSET VALUE, END OF PERIOD                                      $    12.05           $    10.25     $        9.41
                                                                    ==========           ==========     =============

Total Return(c)                                                                                                   .10%(d)(e)
Total Return(c)                                                          19.50%               11.27%            (5.54)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense reductions                       1.99%                1.99%             1.85%(d)
  Expenses, excluding waiver and expense reductions                       1.99%                2.10%             2.81%(d)
  Net investment income                                                   2.20%                2.60%             2.43%(d)

                                                                            YEAR ENDED 11/30            12/19/2001(a)
                                                                    -------------------------------          TO
SUPPLEMENTAL DATA:                                                     2004                 2003         11/30/2002
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                   $   28,696           $    5,902     $       2,538
  Portfolio turnover rate                                                21.81%               28.71%            33.71%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            YEAR ENDED 11/30            12/19/2001(a)
                                                                    -------------------------------          TO
                                                                       2004                 2003         11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.31           $     9.45     $       10.00
                                                                    ==========           ==========     =============
  Unrealized appreciation on investments                                                                          .01
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                   $       10.01
                                                                                                        =============

Investment operations:
  Net investment income(b)                                                 .31                  .31               .28
  Net realized and unrealized gain (loss)                                 1.75                  .80              (.80)
                                                                    ----------           ----------     -------------
    Total from investment operations                                      2.06                 1.11              (.52)
                                                                    ----------           ----------     -------------

Distributions to shareholders from:
  Net investment income                                                   (.22)                (.25)             (.04)
                                                                    ----------           ----------     -------------
NET ASSET VALUE, END OF PERIOD                                      $    12.15           $    10.31     $        9.45
                                                                    ==========           ==========     =============

Total Return(c)                                                                                                   .10%(d)(e)
Total Return(c)                                                          20.21%               12.03%            (5.20)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense reductions                       1.44%                1.44%             1.35%(d)
  Expenses, excluding waiver and expense reductions                       1.44%                1.55%             2.31%(d)
  Net investment income                                                   2.75%                3.15%             2.93%(d)

                                                                           YEAR ENDED 11/30             12/19/2001(a)
                                                                    -------------------------------          TO
SUPPLEMENTAL DATA:                                                     2004                 2003         11/30/2002
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                   $      286           $        1     $           1
  Portfolio turnover rate                                                21.81%               28.71%            33.71%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                            YEAR ENDED 11/30            12/19/2001(a)
                                                                    -------------------------------          TO
                                                                       2004                 2003         11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.33           $     9.47     $       10.00
                                                                    ==========           ==========     =============
  Unrealized appreciation on investments                                                                          .01
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                   $       10.01
                                                                                                        =============

Investment operations:
  Net investment income(b)                                                 .45                  .34               .32
  Net realized and unrealized gain (loss)                                 1.66                  .80              (.80)
                                                                    ----------           ----------     -------------
    Total from investment operations                                      2.11                 1.14              (.48)
                                                                    ----------           ----------     -------------

Distributions to shareholders from:
  Net investment income                                                   (.26)                (.28)             (.06)
                                                                    ----------           ----------     -------------
NET ASSET VALUE, END OF PERIOD                                      $    12.18           $    10.33     $        9.47
                                                                    ==========           ==========     =============

Total Return(c)                                                                                                   .10%(d)(e)
Total Return(c)                                                          20.72%               12.47%            (4.83)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense reductions                       1.09%                 .99%+             .93%(d)
  Expenses, excluding waiver and expense reductions                       1.09%                1.10%+            1.89%(d)
  Net investment income                                                   3.74%                3.60%+            3.35%(d)

                                                                           YEAR ENDED 11/30             12/19/2001(a)
                                                                    -------------------------------          TO
SUPPLEMENTAL DATA:                                                     2004                 2003         11/30/2002
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                   $      640           $        1     $           1
  Portfolio turnover rate                                                21.81%               28.71%            33.71%

 +   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 12/27/2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/19/2001 through 12/26/2001.
(f)  Total return for the period 12/27/2001 through 11/30/2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds--Lord Abbett America's Value Fund (the "Fund").

The Fund's investment objective is to seek current income and capital appreciation. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of an original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sales price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE
The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS
The Company has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A           CLASS B          CLASS C          CLASS P
-----------------------------------------------------------------------------------
Service                    .25%              .25%             .25%             .20%
Distribution               .10%(1)           .75%             .75%             .25%

(1) In addition, until September 30, 2004, the Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor pays such one-time distribution fee. The unamortized balance of these distribution fees as of September 30, 2004 was $40,514. This amount will continue to be amortized by the Fund, generally over a two-year period. The amount of CDSC collected during the fiscal year ended November 30, 2004 was $6,256.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for fiscal year ended November 30, 2004:

 DISTRIBUTOR            DEALERS'
 COMMISSIONS         CONCESSIONS
--------------------------------
$  1,528,984        $  7,953,479

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earning and profits for tax purposes are reported as a tax return of capital.

The following distribution was declared on December 9, 2004, and paid on December 14, 2004 to the shareholders of record on December 13, 2004:

           ORDINARY          SHORT-TERM           LONG-TERM
             INCOME       CAPITAL GAINS       CAPITAL GAINS
-----------------------------------------------------------
       $  5,710,212        $  1,302,458        $  1,854,587

The tax character of distributions paid during the fiscal years ended November 30, 2004 and 2003 are as follows:

                                     11/30/2004    11/30/2003
-------------------------------------------------------------
Distributions paid from:
   Ordinary income                 $  4,716,111    $  997,135
-------------------------------------------------------------
   Total distributions             $  4,716,111    $  997,135
=============================================================

As of November 30, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net                                $   5,848,134
Undistributed long-term capital gains                                  1,864,564
--------------------------------------------------------------------------------
   Total undistributed earnings                                    $   7,712,698
Temporary differences                                                       (260)
Unrealized gains - net                                                49,567,847
--------------------------------------------------------------------------------
   Total accumulated earning (losses) - net                        $  57,280,285
================================================================================

As of November 30, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

Tax Cost                                                          $  448,428,553
--------------------------------------------------------------------------------
Gross unrealized gain                                                 51,422,211
Gross unrealized loss                                                 (1,854,364)
--------------------------------------------------------------------------------
   Net unrealized security gain                                   $   49,567,847
================================================================================

The difference between book-basis and tax-basis unrealized gains is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

  UNDISTRIBUTED           ACCUMULATED
 NET INVESTMENT          NET REALIZED
         INCOME                  GAIN
-------------------------------------
     $   18,446           $   (18,446)

The permanent differences are primarily attributable to the tax treatment of amortization.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the fiscal year ended November 30, 2004 are as follows:

U.S.GOVERNMENT     NON-U.S. GOVERNMENT      U.S. GOVERNMENT    NON-U.S. GOVERNMENT
    PURCHASES*               PURCHASES               SALES*                  SALES
----------------------------------------------------------------------------------
  $  4,141,250          $  345,095,443         $  2,070,625          $  57,698,037

* Includes U.S. Government sponsored enterprise securities.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. During the fiscal year ended November 30, 2004, the fee for this Facility was an annual rate of 0.09%. Effective December 10, 2004, the Facility was renewed at an annual rate of .08%. At November 30, 2004, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2004.

9.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodian, accounting, and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

The Fund may invest up to 20% of its assets in foreign securities which present increased market, liquidity, currency, political and other risks.

These factors can affect Fund performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

                                                              YEAR ENDED                            YEAR ENDED
                                                       NOVEMBER 30, 2004                     NOVEMBER 30, 2003
--------------------------------------------------------------------------------------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                                25,253,127    $   283,249,547         10,952,741    $   105,792,218
Reinvestment of distributions                 387,401          4,226,860             86,219            800,563
Shares reacquired                          (1,793,329)       (20,052,279)          (872,630)        (8,067,786)
--------------------------------------------------------------------------------------------------------------
Increase                                   23,847,199    $   267,424,128         10,166,330    $    98,524,995
--------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                 1,534,015    $    17,186,378            763,447    $     7,240,325
Reinvestment of distributions                  18,238            197,962              6,858             63,496
Shares reacquired                            (173,932)        (1,933,208)           (94,792)          (862,300)
--------------------------------------------------------------------------------------------------------------
Increase                                    1,378,321    $    15,451,132            675,513    $     6,441,521
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                 1,910,302    $    21,488,685            439,543    $     4,197,443
Reinvestment of distributions                  10,622            116,218              4,100             37,788
Shares reacquired                            (115,422)        (1,276,917)          (137,742)        (1,289,555)
--------------------------------------------------------------------------------------------------------------
Increase                                    1,805,502    $    20,327,986            305,901    $     2,945,676
--------------------------------------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                                    24,815    $       274,503             10.776    $           100
Reinvestment of distributions                     194              2,171              2.847                 26
Shares reacquired                              (1,625)           (18,003)                 -                  -
--------------------------------------------------------------------------------------------------------------
Increase                                       23,384    $       258,671             13.623    $           126
--------------------------------------------------------------------------------------------------------------

CLASS Y SHARES

Shares sold                                    52,806    $       600,003             10.752    $           100
Reinvestment of distributions                       3                 28              3.293                 30
Shares reacquired                                (359)            (4,345)                 -                  -
--------------------------------------------------------------------------------------------------------------
Increase                                       52,450    $       595,686             14.045    $           130
--------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT AMERICA'S VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund (the "Fund") as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund as of November 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 26, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE               PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                           WITH FUND                  DURING PAST FIVE YEARS           DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director and Chairman since     Managing Partner and Chief      N/A
Lord, Abbett & Co. LLC          1996                            Investment Officer of Lord
90 Hudson Street                                                Abbett since 1996
Jersey City, NJ
Date of Birth: 3/8/1945

                              --------------------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                         WITH FUND                     DURING PAST FIVE YEARS            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1996             Managing General Partner,       Currently serves as director
Emmerling                                                       Bigelow Media, LLC (since       of Adelphia Communications,
Communications                                                  2000); Senior Adviser, Time     Inc., Crane Co., and Huttig
41 Madison Ave.                                                 Warner Inc. (1998 - 2000);      Building Products Inc.
Suite 3810                                                      Acting Chief Executive Officer
New York, NY                                                    of Courtroom Television
Date of Birth: 10/22/1941                                       Network (1997 - 1998);
                                                                President and Chief Executive
                                                                Officer of Time Warner Cable
                                                                Programming, Inc. (1991 -
                                                                1997).

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE                PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                           WITH FUND                   DURING PAST FIVE YEARS             DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
WILLIAM H.T. BUSH               Director since 1998             Co-founder and Chairman of the  Currently serves as director
Bush-O'Donnell &                                                Board of the financial          of Wellpoint Health Networks
Co., Inc.                                                       advisory firm of Bush-          Inc. (since 2002), and
101 South Hanley Road                                           O'Donnell & Company (since      Engineered Support Systems,
Suite 1250                                                      1986).                          Inc. (since 2000).
St. Louis, MO
Date of Birth: 7/14/1938

ROBERT B. CALHOUN, JR.          Director since 1998             Managing Director of Monitor    Currently serves as director
Monitor Clipper Partners                                        Clipper Partners (since 1997)   of Avondale, Inc. and
Two Canal Park                                                  and President of Clipper Asset  Interstate Bakeries Corp.
Cambridge, MA                                                   Management Corp. (since 1991),
Date of Birth: 10/25/1942                                       both private equity investment
                                                                funds.

JULIE A. HILL                   Director since 2004             Owner and CEO of the Hillsdale  Currently serves as director
1280 Bison                                                      Companies, a business           of Wellpoint Health Networks
Newport Coast, CA                                               consulting firm (since 1998);   Inc.; Resources Connection
Date of Birth: 7/16/1946                                        Founder, President and Owner    Inc.; and Holcim (US) Inc.
                                                                of the Hiram-Hill and
                                                                Hillsdale Development
                                                                Companies (1998 - 2000).

FRANKLIN W. HOBBS               Director since 2001             Former Chief Executive Officer  Currently serves as director
One Equity Partners                                             of Houlihan Lokey Howard &      of Adolph Coors Company.
320 Park Ave.                                                   Zukin, an investment bank
New York, NY                                                    (January 2002 - April 2003);
Date of Birth: 7/30/1947                                        Chairman of Warburg Dillon
                                                                Read (1999 - 2001); Global
                                                                Head of Corporate Finance of
                                                                SBC Warburg Dillon Read (1997
                                                                - 1999); Chief Executive
                                                                Officer of Dillon, Read & Co.
                                                                (1994 - 1997).

C. ALAN MACDONALD               Director since 1996             Retired - General Business and  Currently serves as director
P.O. Box 4393                                                   Governance Consulting (since    of H.J. Baker (since 2003).
Greenwich, CT                                                   1992); formerly President and
Date of Birth: 5/19/1933                                        CEO of Nestle Foods.

THOMAS J. NEFF                  Director since 1992             Chairman of Spencer Stuart      Currently serves as director
Spencer Stuart                                                  (U.S.), an executive search     of Ace, Ltd. (since 1997)
277 Park Avenue                                                 consulting firm (since 1996);   and Hewitt Associates, Inc.
New York, NY                                                    President of Spencer Stuart
Date of Birth: 10/2/1937                                        (1979-1996).

OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                             CURRENT POSITION                LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                        WITH COMPANY                 OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive Officer and     Elected in 1996                 Managing Partner and
(3/8/1945)                      President                                                       Chief Investment Officer
                                                                                                of Lord Abbett (from
                                                                                                1996).

JAMES BERNAICHE                 Chief Compliance Officer        Elected in 2004                 Chief Compliance Officer,
(7/28/1956)                                                                                     joined Lord Abbett in
                                                                                                2001; formerly Chief
                                                                                                Compliance Officer with
                                                                                                Credit-Suisse Asset
                                                                                                Management.

ROBERT P. FETCH                 Executive Vice President        Elected in 1997                 Partner and Small-Cap
(2/18/1953)                                                                                     Value Senior Investment
                                                                                                Manager, joined Lord Abbett
                                                                                                in 1995.

KEVIN P. FERGUSON               Executive Vice President        Elected in 2001                 Partner and Mid Cap
(10/3/1964)                                                                                     Growth Investment
                                                                                                Manager, joined Lord Abbett
                                                                                                in 1999, formerly Portfolio
                                                                                                Manager/Senior Vice
                                                                                                President at Lynch & Mayer,
                                                                                                Inc.

ROBERT G. MORRIS                Executive Vice President        Elected in 1996                 Partner and Director of
(11/6/1944)                                                                                     Equity Investments,
                                                                                                joined Lord Abbett in
                                                                                                1991.

CHRISTOPHER J. TOWLE            Executive Vice President        Elected in 2001                 Partner and Investment
(10/12/1957)                                                                                    Manager, joined Lord
                                                                                                Abbett in 1987.

EDWARD K. VON DER LINDE         Executive Vice President        Elected in 2001                 Partner and Investment
(6/12/1960)                                                                                     Manager, joined Lord
                                                                                                Abbett in 1988.

PAUL J. VOLOVICH                Vice President                  Elected in 2004                 Investment Manager-
(1/25/73)                                                                                       Large-Cap Core Fund,
                                                                                                joined Lord Abbett in
                                                                                                1997, formerly a
                                                                                                Quantitative Analyst at
                                                                                                RogersCasey.

TRACIE E. AHERN                 Vice President                  Elected in 1999                 Partner and Director of
(1/12/1968)                                                                                     Portfolio Accounting and
                                                                                                Operations, joined Lord
                                                                                                Abbett in 1999.

JOAN A. BINSTOCK                Chief Financial Officer & Vice  Elected in 1999                 Partner and Chief
(3/4/1954)                      President                                                       Operations Officer,
                                                                                                joined Lord Abbett in
                                                                                                1999.

DANIEL E. CARPER                Vice President                  Elected in 1993                 Partner, joined Lord
(1/22/1952)                                                                                     Abbett in 1979.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                            CURRENT POSITION                LENGTH OF SERVICE              PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH COMPANY                 OF CURRENT POSITION             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III         Vice President                  Elected in 1996                 Partner and Manager of
(12/21/1959)                                                                                    Equity Trading, joined
                                                                                                Lord Abbett in 1983.

PAUL A. HILSTAD                 Vice President & Secretary      Elected in 1995                 Partner and General
(12/13/1942)                                                                                    Counsel, joined Lord
                                                                                                Abbett in 1995.

LAWRENCE H. KAPLAN              Vice President and Assistant    Elected in 1997                 Partner and Deputy
(1/16/1957)                     Secretary                                                       General Counsel, joined
                                                                                                Lord Abbett in 1997.

CHRISTINA T. SIMMONS            Vice President and Assistant    Elected in 2000                 Assistant General
(11/12/1957)                    Secretary                                                       Counsel, joined Lord
                                                                                                Abbett in 1999; formerly
                                                                                                Assistant General Counsel
                                                                                                of Prudential Investments
                                                                                                (1998 - 1999); prior
                                                                                                thereto Counsel of Drinker,
                                                                                                Biddle & Reath LLP, a law
                                                                                                firm.

BERNARD J. GRZELAK              Treasurer                       Elected in 2003                 Director of Fund
(6/12/1971)                                                                                     Administration, joined
                                                                                                Lord Abbett in 2003,
                                                                                                formerly Vice President,
                                                                                                Lazard Asset Management
                                                                                                LLC; prior thereto Manager
                                                                                                of Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

   TAX INFORMATION

   62.02% of the ordinary income distribution paid by the Fund during fiscal 2004 is qualifying dividend income. For corporate shareholders, 62.37% of the Fund's ordinary income distribution qualified for the dividends received deduction.

[LORD ABBETT(R) LOGO]


     This report when not used for the general
  information of shareholders of the Fund, is to
  be distributed only if preceded or accompanied
           by a current Fund Prospectus.                   Lord Abbett Research Fund, Inc.
                                                                  Lord Abbett America's Value Fund

Lord Abbett Mutual Fund shares are distributed by:                                                      LAAMF-2-1104
            LORD ABBETT DISTRIBUTOR LLC                                                                       (1/05)

[LORD ABBETT LOGO]

2004
 ANNUAL
   REPORT

 LORD ABBETT
   GROWTH OPPORTUNITIES FUND

 FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Growth Opportunities Fund's strategies and performance for the fiscal year ended November 30, 2004. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended November 30, 2004. The employment rate continued to trend higher as the fiscal year began. By January 2004, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation in December 2003 and January 2004. Gross domestic product (GDP) grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified.

    The positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. As the year began, inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

    Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and is commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed

--------------------------------------------------------------------------------

funds rate from 1% to 1.25%, and stocks responded positively to the widely-expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

    After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August, when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

    The combination of declining gasoline prices during much of the third quarter and the addition of 300,000 - 400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21.

    In October and November 2004, employment increased and unemployment remained virtually unchanged. The Consumer Price Index (CPI) increased 0.5% in October. In addition, the S&P 500 Index(1) gained 1.4% in October, as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs. The S&P 500 Index(1) achieved new 52-week highs in November, ending the month up 3.9%.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

A: For the fiscal year ended November 30, 2004, the Fund returned 7.4%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell Midcap(R) Growth Index,(2) which returned 11.4% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions as of 11/30/04, are 1 Year: 1.27%, 5 Years: -0.64% and Since Inception (08/01/95): 10.67%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A

--------------------------------------------------------------------------------

shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest detractor from the Fund's performance for the fiscal year ended November 30, 2004 relative to its benchmark was stock selection within the health care sector. Despite strong sales of its lead drug, a biotechnology holding disappointed based on analysts' concerns about the company's potentially higher operating expenses. Select generic pharmaceutical holdings were weak as a result of reduced drug reimbursement schedules from insurance providers. A nursing home operator and long-term car provider also suffered from the same pricing pressures. Stock selection within the financial services sector detracted from performance, although overall the sector added to performance in the period.

    Stock selection within the consumer discretionary sector also hurt portfolio performance for the fiscal year. This sector includes stocks within the consumer durables, apparel, media, hotel and leisure industries. Although a sector underweight had a positive impact, this was offset by underperformance by select business service companies serving the consumer discretionary industry. A company that tests semiconductor equipment underperformed due to poor fundamentals associated with the slowdown in the semi-conductor market. A traditional radio broadcasting holding performed poorly, as a recovery in local advertising took longer than expected and market share was lost to satellite broadcasters. Performance in another business services company disappointed, reflecting the inability of the company's management to effectively integrate recent acquisitions.

    The most significant contribution to positive performance relative to its benchmark was stock selection within the auto and transportation sector. Several trucking holdings performed well, reflecting an overall improving economy and increased market share. The portfolio benefited from an underweight position in technology, a sector with weaker performance. It was also helped by an overweight position in energy, as strong oil and natural gas prices made for a favorable backdrop for energy company profits. Energy stock selection contributed as well,

--------------------------------------------------------------------------------

as holdings related to natural gas and oil services outperformed the benchmark.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance; this popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Indices are unmanaged, do not reflect the deductions of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

THE VIEWS OF THE FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF NOVEMBER 30, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE AND THEY DO NOT GUARANTEE THE FUTURE PERFORMANCE OF THE MARKETS OR THE FUND. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap(R) Growth Index and the S&P MidCap 400/Barra Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS A SHARES)    THE FUND (CLASS A SHARES) AT      RUSSELL MIDCAP          S&P MIDCAP 400/
                AT NET ASSET VALUE          MAXIMUM OFFERING PRICE(1)       GROWTH INDEX(2)      BARRA GROWTH INDEX(2)
  8/1/1995           $     10,000               $        9,425               $     10,000           $      10,000
11/30/1995           $     10,180               $        9,595               $     10,524           $      10,372
11/30/1996           $     13,011               $       12,263               $     12,581           $      12,207
11/30/1997           $     16,771               $       15,807               $     14,962           $      15,475
11/30/1998           $     17,727               $       16,708               $     16,190           $      17,732
11/30/1999           $     26,598               $       25,069               $     23,042           $      25,076
11/30/2000           $     27,276               $       25,708               $     22,662           $      28,352
11/30/2001           $     24,857               $       23,428               $     18,351           $      26,375
11/30/2002           $     20,517               $       19,337               $     14,718           $      23,209
11/30/2003           $     25,439               $       23,976               $     19,522           $      29,108
11/30/2004           $     27,331               $       25,760               $     21,747           $      31,679

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                               1 YEAR         5 YEARS     LIFE OF CLASS
              Class A(3)        1.27%          -0.64%            10.67%
              Class B(4)        2.80%          -0.26%            10.07%
              Class C(5)        6.86%          -0.05%             9.57%
              Class P(6)        7.42%              -             -2.52%
              Class Y(7)        7.90%           0.84%             7.58%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on July 31, 1995.
(3) Class A shares commenced operations on August 1, 1995. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on October 16, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for life of class.
(5) Class C shares commenced operations on October 19, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on August 15, 2000. Performance is at net asset value.
(7) Class Y shares commenced operations on December 9, 1998. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 through November 30, 2004).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING      ENDING       EXPENSES
                                               ACCOUNT       ACCOUNT     PAID DURING
                                                VALUE         VALUE        PERIOD+
                                             -----------   -----------   -----------
                                                                          6/1/04 -
                                               6/1/04       11/30/04      11/30/04
                                             -----------   -----------   -----------
CLASS A
Actual                                       $  1,000.00   $  1,048.00   $      8.91
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,016.30   $      8.77
CLASS B
Actual                                       $  1,000.00   $  1,045.10   $     11.86
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,013.40   $     11.68
CLASS C
Actual                                       $  1,000.00   $  1,045.10   $     11.86
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,013.40   $     11.68
CLASS P
Actual                                       $  1,000.00   $  1,047.90   $      9.06
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,016.15   $      8.92
CLASS Y
Actual                                       $  1,000.00   $  1,050.00   $      7.02
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,018.40   $      6.91

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.74% for Class A, 2.31% for Class B and Class C, 1.77% for Class P, and 1.37% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2004

SECTOR                           %*
Auto & Transportation           2.10%
Consumer Discretionary         22.01%
Consumer Staples                2.04%
Financial Services             14.29%
Healthcare                     17.35%
Materials & Processing          8.29%
Other                           0.96%
Other Energy                    4.51%
Producer Durables               5.02%
Technology                     12.57%
Utilities                       1.92%
Short-term Investments          8.94%
Total                         100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

                                                                                                VALUE
INVESTMENTS                                                                  SHARES             (000)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS 99.20%

ADVERTISING AGENCY 0.42%
ValueClick, Inc.*                                                           259,000   $         3,341
                                                                                      ---------------

AGRICULTURE, FISHING & RANCHING 0.85%
Monsanto Co.                                                                148,300             6,825
                                                                                      ---------------

AUTO COMPONENTS 0.79%
Paccar, Inc.                                                                 81,700             6,381
                                                                                      ---------------

BANKS: OUTSIDE NEW YORK CITY 3.22%
Cullen/Frost Bankers, Inc.                                                  136,600             6,545
Investors Financial
Services^                                                                   238,500            10,456
North Fork Bancorp, Inc.                                                    307,300             8,850
                                                                                      ---------------
TOTAL                                                                                          25,851
                                                                                      ---------------

BIOTECHNOLOGY RESEARCH & PRODUCTION 3.71%
Cephalon, Inc.*^                                                            142,800             6,787
Genzyme Corp.*                                                              187,300            10,491
Invitrogen Corp.*                                                           206,700            12,505
                                                                                      ---------------
TOTAL                                                                                          29,783
                                                                                      ---------------

CABLE TELEVISION SERVICES 0.99%
EchoStar Communications
Corp. Class A*                                                              241,700             7,925
                                                                                      ---------------

CHEMICALS 2.20%
Ecolab Inc.                                                                 219,300             7,671
Rohm & Haas Co.                                                             226,600             9,991
                                                                                      ---------------
TOTAL                                                                                          17,662
                                                                                      ---------------

COMMERCIAL INFORMATION SERVICES 0.39%
Ask Jeeves, Inc.*^                                                          121,300             3,134
                                                                                      ---------------

COMMUNICATIONS TECHNOLOGY 3.58%
Avaya, Inc.*                                                                929,700            15,266
Symbol Technologies, Inc.                                                   575,000             8,717
Tibco Software, Inc.*                                                       418,200             4,809
                                                                                      ---------------
TOTAL                                                                                          28,792
                                                                                      ---------------

COMPUTER SERVICES, SOFTWARE & SYSTEMS 6.04%
Amdocs Ltd.*(a)                                                             382,900   $         9,898
Caci International, Inc.
Class A*                                                                    210,100            13,054
Cognos, Inc.*(a)                                                            116,100             4,573
Computer Sciences Corp.*                                                    187,500            10,144
Hyperion Solutions Corp.*                                                   115,300             5,167
Informatica Corp.*^                                                         725,000             5,655
                                                                                      ---------------
TOTAL                                                                                          48,491
                                                                                      ---------------

COMPUTER TECHNOLOGY 1.34%
Ingram Micro, Inc.*                                                         557,500            10,726
                                                                                      ---------------

CONSUMER ELECTRONICS 2.01%
CNET Networks, Inc.*^                                                       297,600             2,774
Take-Two Interactive
Software, Inc.*^                                                            382,900            13,382
                                                                                      ---------------
TOTAL                                                                                          16,156
                                                                                      ---------------

COPPER 0.78%
Phelps Dodge Corp.                                                           64,300             6,246
                                                                                      ---------------

COSMETICS 0.80%
Nu Skin Enterprises, Inc.
Class A                                                                     284,800             6,402
                                                                                      ---------------

DIVERSIFIED FINANCIAL SERVICES 2.62%
Calamos Asset
Management, Inc.
Class A*                                                                    214,600             5,090
CIT Group, Inc.                                                             372,300            15,916
                                                                                      ---------------
TOTAL                                                                                          21,006
                                                                                      ---------------

DIVERSIFIED PRODUCTION 0.59%
Danaher Corp.                                                                83,400             4,744
                                                                                      ---------------

DRUGS & PHARMACEUTICALS 5.76%
Barr Pharmaceuticals,
Inc.*                                                                       141,100             5,510
Endo Pharmaceuticals
Holdings, Inc.*                                                             424,900             8,702
IVAX Corp.*                                                                 568,450             8,874

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                                                VALUE
INVESTMENTS                                                                  SHARES             (000)
-----------------------------------------------------------------------------------------------------
Ligand Pharmaceuticals,
Inc. Class B*^                                                              223,526   $         2,503
Medicines Co.*^                                                              81,900             2,043
MedImmune, Inc.*                                                            180,600             4,804
QLT, Inc.*^(a)                                                              455,200             7,306
Teva Pharmaceutical
Industries Ltd. ADR^                                                        240,000             6,547
                                                                                      ---------------
TOTAL                                                                                          46,289
                                                                                      ---------------

EDUCATION SERVICES 1.80%
Corinthian Colleges, Inc.*                                                  340,900             5,940
Education Management
Corp.*                                                                      255,800             8,477
                                                                                      ---------------
TOTAL                                                                                          14,417
                                                                                      ---------------

ELECTRICAL EQUIPMENT & COMPONENTS 0.78%
Molex, Inc.                                                                 228,500             6,300
                                                                                      ---------------

ELECTRONICS: INSTRUMENTS, GAUGES &
METERS 0.52%
Tektronix, Inc.                                                             132,100             4,144
                                                                                      ---------------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 2.73%
Broadcom Corp.*                                                             185,000             6,016
Linear Technology Corp.                                                     123,300             4,705
Microchip Technology,
Inc.                                                                        233,300             6,574
Silicon Laboratories, Inc.*                                                 154,100             4,645
                                                                                      ---------------
TOTAL                                                                                          21,940
                                                                                      ---------------

ENGINEERING & CONTRACTING SERVICES 2.03%
Dycom Industries, Inc.*                                                     230,500             6,717
Jacobs Engineering
Group, Inc.*                                                                208,100             9,566
                                                                                      ---------------
TOTAL                                                                                          16,283
                                                                                      ---------------

FERTILIZERS 0.37%
Potash Corp. of
Saskatchewan, Inc.(a)                                                        39,000             2,987
                                                                                      ---------------

FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 2.56%
Alliance Data Systems
Corp.*                                                                      215,600   $         9,249
DST Systems, Inc.*                                                          232,600            11,339
                                                                                      ---------------
TOTAL                                                                                          20,588
                                                                                      ---------------

FINANCIAL MISCELLANEOUS 2.77%
CapitalSource, Inc.*^                                                       286,300             6,642
MGIC Investment Corp.                                                       127,700             8,684
Providian Financial Corp.*                                                  431,000             6,918
                                                                                      ---------------
TOTAL                                                                                          22,244
                                                                                      ---------------

FOODS 1.04%
Ralcorp Holdings, Inc.                                                      202,040             8,324
                                                                                      ---------------

HEALTH & PERSONAL CARE 1.73%
Lincare Holdings, Inc.*^                                                    209,800             8,096
Omnicare, Inc.                                                              178,200             5,776
                                                                                      ---------------
TOTAL                                                                                          13,872
                                                                                      ---------------

HEALTHCARE FACILITIES 0.81%
Davita Inc.*                                                                194,700             6,468
                                                                                      ---------------

HEALTHCARE MANAGEMENT SERVICES 4.63%
Caremark Rx, Inc.*                                                          347,900            12,441
Cerner Corp.*^                                                               92,000             4,850
Community Health
Systems, Inc.*                                                              441,500            12,208
PacifiCare Health
System, Inc.*^                                                              159,300             7,710
                                                                                      ---------------
TOTAL                                                                                          37,209
                                                                                      ---------------

INVESTMENT MANAGEMENT COMPANIES 1.76%
Affiliated Managers
Group, Inc.*^                                                               222,950            14,131
                                                                                      ---------------

LEISURE TIME 1.88%
Penn National Gaming,
Inc.*                                                                        92,500             4,881
Royal Caribbean Cruises                                                     204,900            10,184
                                                                                      ---------------
TOTAL                                                                                          15,065
                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2004

                                                                                                VALUE
INVESTMENTS                                                                  SHARES             (000)
-----------------------------------------------------------------------------------------------------
MACHINERY: INDUSTRIAL/SPECIALTY 0.82%
Nordson Corp.                                                               173,600   $         6,607
                                                                                      ---------------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 4.14%
Halliburton Co.                                                             276,500            11,433
Noble Corp.*                                                                131,600             6,376
Weatherford Int'l., Ltd.*                                                   288,500            15,400
                                                                                      ---------------
TOTAL                                                                                          33,209
                                                                                      ---------------

MANUFACTURING 1.96%
Ingersoll-Rand Co.
Class A(a)                                                                  211,000            15,703
                                                                                      ---------------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.66%
Boston Scientific Corp.*                                                    165,400             5,758
C.R. Bard, Inc.                                                              72,700             4,355
INAMED Corp.*                                                                59,300             3,181
                                                                                      ---------------
TOTAL                                                                                          13,294
                                                                                      ---------------

MEDICAL SERVICES 0.60%
Covance Inc.*                                                               121,800             4,806
                                                                                      ---------------

METAL FABRICATING 0.93%
Timken Co. (The)                                                            288,500             7,501
                                                                                      ---------------

METALS & MINERALS MISCELLANEOUS 0.91%
GrafTech Int'l., Ltd.*^                                                     764,700             7,295
                                                                                      ---------------

MULTI-SECTOR COMPANIES 1.05%
ITT Industries, Inc.                                                         98,700             8,401
                                                                                      ---------------

OFFICE FURNITURE & BUSINESS
EQUIPMENT 0.80%
Lexmark Int'l., Inc.
Class A*                                                                     75,900             6,444
                                                                                      ---------------

OIL: CRUDE PRODUCERS 0.77%
XTO Energy, Inc.                                                            170,850             6,210
                                                                                      ---------------

RADIO & TV BROADCASTERS 1.92%
Entercom
Communications Corp.*                                                       103,400   $         3,724
Univision
Communications, Inc.
Class A*                                                                    130,500             3,928
Westwood One, Inc.*                                                         346,500             7,769
                                                                                      ---------------
TOTAL                                                                                          15,421
                                                                                      ---------------

RENTAL & LEASING SERVICES:
COMMERCIAL 0.86%
United Rentals, Inc.*^                                                      387,300             6,921
                                                                                      ---------------

RESTAURANTS 0.98%
Panera Bread Co. Class A*^                                                  197,800             7,900
                                                                                      ---------------

RETAIL 8.27%
Advance Auto Parts*                                                         293,900            12,126
American Eagle
Outfitters, Inc                                                             185,700             7,757
Dollar General Corp.                                                        191,200             3,776
Dollar Tree Stores, Inc.*                                                   222,500             6,192
Fisher Scientific Int'l.,
Inc.*                                                                       195,900            11,076
Linens 'N Things, Inc.*                                                      79,810             1,983
MSC Industrial Direct
Co., Inc. Class A                                                           317,000            11,292
PETCO Animal Supplies,
Inc.*                                                                       337,150            12,191
                                                                                      ---------------
TOTAL                                                                                          66,393
                                                                                      ---------------

SECURITIES BROKERAGE & SERVICES 1.78%
E*Trade Group, Inc.*                                                        542,200             7,515
Legg Mason, Inc.                                                             99,400             6,773
                                                                                      ---------------
TOTAL                                                                                          14,288
                                                                                      ---------------

SERVICES: COMMERCIAL 4.53%
ASE Test Ltd.*(a)                                                           328,700             2,025
Hewitt Associates, Inc.
Class A*                                                                    223,700             6,745
IAC / InterActiveCorp.*^                                                    171,623             4,237
Iron Mountain, Inc.*                                                        183,550             5,530

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
NOVEMBER 30, 2004

                                                                                                VALUE
INVESTMENTS                                                                  SHARES             (000)
-----------------------------------------------------------------------------------------------------
Kelly Services, Inc.
Class A^                                                                    154,200   $         4,688
Monster Worldwide, Inc.*                                                    175,800             4,956
Robert Half Int'l., Inc.                                                    303,200             8,195
                                                                                      ---------------
TOTAL                                                                                          36,376
                                                                                      ---------------

SOAPS & HOUSEHOLD CHEMICALS 1.18%
Clorox Co.                                                                  172,000             9,481
                                                                                      ---------------

STEEL 0.96%
United States Steel Corp.                                                   147,600             7,728
                                                                                      ---------------

TRUCKERS 1.50%
Heartland Express, Inc.                                                     258,250             5,671
Landstar System, Inc.*^                                                      90,100             6,353
                                                                                      ---------------
TOTAL                                                                                          12,024
                                                                                      ---------------

UTILITIES: TELECOMMUNICATIONS 2.08%
Nextel Partners, Inc.
Class A*^                                                                   924,700            16,728
                                                                                      ---------------
TOTAL COMMON STOCKS
(Cost $683,257,834)                                                                           796,456
                                                                                      ===============

SHORT-TERM INVESTMENTS 9.74%

COLLATERAL FOR SECURITIES ON LOAN 8.56%
State Street Navigator Securities
Lending Prime
Portfolio, 1.96%(b)                                                      68,720,851   $        68,721
                                                                                      ---------------

                                                                          PRINCIPAL
                                                                             AMOUNT
                                                                              (000)
                                                                    ---------------
REPURCHASE AGREEMENT 1.18%
Repurchase Agreement
dated 11/30/2004,
1.61% due 12/1/2004
with State Street
Bank & Trust Co.
collateralized by
$9,200,000 of United
States Treasury
Bonds at 2.375%
due 1/15/2025; value:
$9,703,682;
proceeds: $9,512,704                                                $         9,512             9,512
                                                                                      ---------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $78,233,130)                                                                             78,233
                                                                                      ===============
TOTAL INVESTMENTS IN
SECURITIES 108.94%
(Cost $761,490,964)                                                                           874,689
                                                                                      ===============
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (8.94%)                                                                      (71,811)
                                                                                      ---------------
NET ASSETS 100.00%                                                                    $       802,878
                                                                                      ===============

   * Non-income producing security.
   ^ Security (or a portion of security) on loan. See Note 5.
 (a) Foreign security traded in U.S. dollars.
 (b) Rate shown reflects 7 day yield as of November 30, 2004.
 ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

ASSETS:
  Investment in securities, at value (cost $761,490,964)                             $   874,688,514
  Receivables:
    Interest and dividends                                                                   350,259
    Investment securities sold                                                             3,131,552
    Capital shares sold                                                                    1,049,973
  Prepaid expenses and other assets                                                          137,535
----------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                           879,357,833
----------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable upon return of securities on loan                                               68,720,851
  Payables:
    Investment securities purchased                                                        5,420,713
    Capital shares reacquired                                                                934,109
    Management fee                                                                           513,134
    12b-1 distribution fees                                                                  321,365
    Fund administration                                                                       25,773
    Directors' fees                                                                              682
  Accrued expenses and other liabilities                                                     543,346
----------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                       76,479,973
====================================================================================================
NET ASSETS                                                                           $   802,877,860
====================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                      $   745,740,818
Distributions in excess of net investment income                                          (1,730,353)
Accumulated net realized loss on investments                                             (54,330,155)
Net unrealized appreciation on investments                                               113,197,550
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $   802,877,860
====================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                       $   594,524,440
Class B Shares                                                                       $   104,281,884
Class C Shares                                                                       $    85,665,550
Class P Shares                                                                       $    12,094,287
Class Y Shares                                                                       $     6,311,699
OUTSTANDING SHARES BY CLASS:
Class A Shares (50 million shares of common stock authorized, $.001 par value)            30,948,235
Class B Shares (30 million shares of common stock authorized, $.001 par value)             5,627,968
Class C Shares (20 million shares of common stock authorized, $.001 par value)             4,623,995
Class P Shares (20 million shares of common stock authorized, $.001 par value)               628,243
Class Y Shares (30 million shares of common stock authorized, $.001 par value)               323,337
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                       $         19.21
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                                       $         20.38
Class B Shares-Net asset value                                                       $         18.53
Class C Shares-Net asset value                                                       $         18.53
Class P Shares-Net asset value                                                       $         19.25
Class Y Shares-Net asset value                                                       $         19.52

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004

INVESTMENT INCOME:
Dividends                                                                            $     3,048,243
Interest                                                                                      96,319
Securities lending-net                                                                       148,742
Foreign withholding tax                                                                       (9,064)
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                    3,284,240
----------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                             5,917,433
12b-1 distribution plan-Class A                                                            2,103,113
12b-1 distribution plan-Class B                                                              991,198
12b-1 distribution plan-Class C                                                              852,757
12b-1 distribution plan-Class P                                                               37,916
Shareholder servicing                                                                      2,675,430
Professional                                                                                  51,854
Reports to shareholders                                                                      204,925
Fund administration                                                                          284,645
Custody                                                                                       39,659
Directors' fees                                                                               15,456
Registration                                                                                 115,814
Other                                                                                         29,774
----------------------------------------------------------------------------------------------------
Gross expenses                                                                            13,319,974
  Expense reductions                                                                          (4,999)
----------------------------------------------------------------------------------------------------
NET EXPENSES                                                                              13,314,975
----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                      (10,030,735)
====================================================================================================
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                          57,652,736
Net change in unrealized appreciation (depreciation) on investments                        4,466,639
====================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                          62,119,375
====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    52,088,640
====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                         NOVEMBER 30, 2004     NOVEMBER 30, 2003
OPERATIONS:
Net investment loss                                              $   (10,030,735)      $    (7,482,669)
Net realized gain on investments                                      57,652,736            15,583,052
Net change in unrealized appreciation (depreciation)
  on investments                                                       4,466,639            92,393,795
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  52,088,640           100,494,178
======================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                    282,046,048           223,735,527
Cost of shares reacquired                                           (142,535,623)          (86,690,765)
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                          139,510,425           137,044,762
======================================================================================================
NET INCREASE IN NET ASSETS                                           191,599,065           237,538,940
======================================================================================================
NET ASSETS:
Beginning of year                                                    611,278,795           373,739,855
------------------------------------------------------------------------------------------------------
END OF YEAR                                                      $   802,877,860       $   611,278,795
======================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                 $    (1,730,353)      $    (1,642,069)
======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                    YEAR ENDED 11/30
                                                               ---------------------------------------------------------
                                                                  2004        2003        2002        2001        2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                             $   17.88   $   14.42   $   17.47   $   19.17   $   18.89
                                                               =========   =========   =========   =========   =========
Investment operations:
  Net investment loss(a)                                            (.23)       (.24)       (.23)       (.28)       (.25)
  Net realized and unrealized gain (loss)                           1.56        3.70       (2.82)      (1.42)        .73
                                                               ---------   ---------   ---------   ---------   ---------
    Total from investment operations                                1.33        3.46       (3.05)      (1.70)        .48
                                                               ---------   ---------   ---------   ---------   ---------
Distributions to shareholders from:
  Net investment income                                                -           -           -           -        (.01)
  Net realized gain                                                    -           -           -           -        (.19)
                                                               ---------   ---------   ---------   ---------   ---------
    Total distributions                                                -           -           -           -        (.20)
                                                               ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF YEAR                                   $   19.21   $   17.88   $   14.42   $   17.47   $   19.17
                                                               =========   =========   =========   =========   =========

Total Return(b)                                                     7.44%      23.99%     (17.46)%     (8.87)%      2.55%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and
    expense reductions                                              1.73%       1.85%       1.80%       1.72%       1.49%
  Expenses, excluding waiver and
    expense reductions                                              1.73%       1.85%       1.80%       1.72%       1.61%
  Net investment loss                                              (1.27)%     (1.53)%     (1.48)%     (1.48)%     (1.18)%

                                                                                    YEAR ENDED 11/30
                                                               ---------------------------------------------------------
SUPPLEMENTAL DATA:                                                2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                $ 594,524   $ 430,991   $ 250,380   $ 213,580   $ 175,077
  Portfolio turnover rate                                          90.23%      78.58%      97.63%     101.15%     112.57%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED 11/30
                                                               ---------------------------------------------------------
                                                                  2004        2003        2002        2001        2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                             $   17.35   $   14.08   $   17.16   $   18.95   $   18.78
                                                               =========   =========   =========   =========   =========
Investment operations:
  Net investment loss(a)                                            (.33)       (.32)       (.32)       (.39)       (.39)
  Net realized and unrealized gain (loss)                           1.51        3.59       (2.76)      (1.40)        .75
                                                               ---------   ---------   ---------   ---------   ---------
    Total from investment operations                                1.18        3.27       (3.08)      (1.79)        .36
                                                               ---------   ---------   ---------   ---------   ---------
Distributions to shareholders from:
  Net realized gain                                                    -           -           -           -        (.19)
                                                               ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF YEAR                                   $   18.53   $   17.35   $   14.08   $   17.16   $   18.95
                                                               =========   =========   =========   =========   =========

Total Return(b)                                                     6.80%      23.22%     (17.95)%     (9.45)%      1.96%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and
    expense reductions                                              2.30%       2.44%       2.43%       2.35%       2.11%
  Expenses, excluding waiver and
    expense reductions                                              2.30%       2.44%       2.43%       2.35%       2.23%
  Net investment loss                                              (1.84)%     (2.12)%     (2.10)%     (2.11)%     (1.82)%

                                                                                    YEAR ENDED 11/30
                                                               ---------------------------------------------------------
SUPPLEMENTAL DATA:                                                2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                $ 104,282   $  94,561   $  66,623   $  69,738   $  65,510
  Portfolio turnover rate                                          90.23%      78.58%      97.63%     101.15%     112.57%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED 11/30
                                                               ---------------------------------------------------------
                                                                  2004        2003        2002        2001        2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
Net asset value, beginning of year                             $   17.34   $   14.08   $   17.15   $   18.94   $   18.76
                                                               =========   =========   =========   =========   =========
Investment operations:
  Net investment loss(a)                                            (.33)       (.32)       (.32)       (.39)       (.38)
  Net realized and unrealized gain (loss)                           1.52        3.58       (2.75)      (1.40)        .75
                                                               ---------   ---------   ---------   ---------   ---------
    Total from investment operations                                1.19        3.26       (3.07)      (1.79)        .37
                                                               ---------   ---------   ---------   ---------   ---------
Distributions to shareholders from:
  Net realized gain                                                    -           -           -           -        (.19)
                                                               ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF YEAR                                   $   18.53   $   17.34   $   14.08   $   17.15   $   18.94
                                                               =========   =========   =========   =========   =========

Total Return(b)                                                     6.86%      23.15%     (17.90)%     (9.45)%      1.96%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and
    expense reductions                                              2.30%       2.44%       2.42%       2.37%       2.11%
  Expenses, excluding waiver and
    expense reductions                                              2.30%       2.44%       2.42%       2.37%       2.23%
  Net investment loss                                              (1.84)%     (2.12)%     (2.09)%     (2.14)%     (1.81)%

                                                                                    YEAR ENDED 11/30
                                                               ---------------------------------------------------------
SUPPLEMENTAL DATA:                                                2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                $  85,666   $  79,415   $  55,115   $  52,272   $  49,656
  Portfolio turnover rate                                          90.23%      78.58%      97.63%     101.15%     112.57%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              YEAR ENDED 11/30                 8/15/2000(c)
                                                               ---------------------------------------------        TO
                                                                  2004        2003        2002        2001      11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                           $   17.92   $   14.47   $   17.53   $   19.23      $   21.48
                                                               =========   =========   =========   =========      =========
Investment operations:
  Net investment loss(a)                                            (.24)       (.25)       (.24)       (.28)          (.09)
  Net realized and unrealized gain (loss)                           1.57        3.70       (2.82)      (1.42)         (2.16)
                                                               ---------   ---------   ---------   ---------      ---------
    Total from investment operations                                1.33        3.45       (3.06)      (1.70)         (2.25)
                                                               ---------   ---------   ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD                                 $   19.25   $   17.92   $   14.47   $   17.53      $   19.23
                                                               =========   =========   =========   =========      =========

Total Return(b)                                                     7.42%      23.84%     (17.46)%     (8.84)%       (10.47)%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                                      1.77%       1.89%       1.88%       1.80%           .45%(d)
  Expenses, excluding expense
    reductions                                                      1.77%       1.89%       1.88%       1.80%           .49%(d)
  Net investment loss                                              (1.31)%     (1.57)%     (1.55)%     (1.52)%         (.44)%(d)

                                                                              YEAR ENDED 11/30                 8/15/2000(c)
                                                               ---------------------------------------------        TO
SUPPLEMENTAL DATA:                                                2004        2003        2002        2001      11/30/2000
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                              $  12,094   $   6,310   $   1,620   $     294      $      44
  Portfolio turnover rate                                          90.23%      78.58%      97.63%     101.15%        112.57%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                     YEAR ENDED 11/30
                                                               ----------------------------------------------------------
                                                                  2004        2003         2002        2001        2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                             $   18.09   $   14.56    $   17.60   $   19.26   $   18.94
                                                               =========   =========    =========   =========   =========
Investment operations:
  Net investment loss(a)                                            (.15)       (.20)        (.19)       (.23)       (.14)
  Net realized and unrealized gain (loss)                           1.58        3.73        (2.85)      (1.43)        .69
                                                               ---------   ---------    ---------   ---------   ---------
    Total from investment operations                                1.43        3.53        (3.04)      (1.66)        .55
                                                               ---------   ---------    ---------   ---------   ---------
Distributions to shareholders from:
  Net investment income                                                -           -            -           -        (.04)
  Net realized gain                                                    -           -            -           -        (.19)
                                                               ---------   ---------    ---------   ---------   ---------
    Total distributions                                                -           -            -           -        (.23)
                                                               ---------   ---------    ---------   ---------   ---------
NET ASSET VALUE, END OF YEAR                                   $   19.52   $   18.09    $   14.56   $   17.60   $   19.26
                                                               =========   =========    =========   =========   =========

Total Return(b)                                                     7.90%      24.24%      (17.27)%     (8.62)%      2.89%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                                      1.37%       1.44%+       1.43%       1.35%       1.11%
  Expenses, excluding expense
    reductions                                                      1.37%       1.44%+       1.43%       1.35%       1.23%
  Net investment loss                                               (.80)%     (1.12)%+     (1.10)%     (1.10)%      (.66)%

                                                                                     YEAR ENDED 11/30
                                                               ----------------------------------------------------------
SUPPLEMENTAL DATA:                                                2004        2003        2002        2001         2000
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                                $   6,312   $       2    $       2   $       2   $      2
  Portfolio turnover rate                                          90.23%      78.58%       97.63%     101.15%     112.57%

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds - Lord Abbett Growth Opportunities Fund (the "Fund").

The Fund's investment objective is capital appreciation. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sales price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE
The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

Effective April 1, 2004, the management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion          .80%
Next $1 billion           .75%
Next $1 billion           .70%
Over $3 billion           .65%

Prior to April 1, 2004, the management fee was based on the Fund's average daily net assets at an annual rate of .90%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS
The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A         CLASS B     CLASS C    CLASS P
-----------------------------------------------------------------------
Service                    .25%            .25%        .25%       .20%
Distribution               .10%(1)         .75%        .75%       .25%

(1) In addition, until September 30, 2004, the Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor pays such one-time distribution fee. The unamortized balance of these distribution fees as of September 30, 2004 was $170,450. This amount will continue to be amortized by the Fund, generally over a two-year period. The amount of CDSC collected during the fiscal year ended November 30, 2004 was $9,782.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2004:

DISTRIBUTOR      DEALERS'
COMMISSIONS   CONCESSIONS
-------------------------
$   849,394   $ 4,585,955

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

As of November 30, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Capital loss carryforwards*            $  (67,516,122)
Temporary differences                      14,546,387
Unrealized gains - net                    110,106,777
-----------------------------------------------------
   Total accumulated earning - net     $   57,137,042
=====================================================

As of September 30, 2004, for the Fund's tax year end, the capital loss carryforwards along with the related expiration dates were as follows:

    2010            2011           TOTAL
--------------------------------------------
$  6,359,244   $  61,156,878   $  67,516,122

As of November 30, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

Tax Cost                               $  764,581,737
-----------------------------------------------------
Gross Unrealized Gain                     126,055,144
Gross Unrealized Loss                     (15,948,367)
-----------------------------------------------------
  Net unrealized security gain         $  110,106,777
=====================================================

The difference between book-basis and tax-basis unrealized gains is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

 DISTRIBUTIONS IN    ACCUMULATED
    EXCESS OF NET   NET REALIZED         PAID-IN
INVESTMENT INCOME           LOSS         CAPITAL
------------------------------------------------
   $  9,942,451        $  (17)      $ (9,942,434)

The permanent differences are primarily attributable to net operating losses.

5.   PORTFOLIO SECURITIES TRANSACTIONS

As of November 30, 2004, the value of securities loaned was $67,231,500. These loans were collateralized by cash of $68,720,851, which is invested in a restricted money market account. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $63,747 for the year ended November 30, 2004, which is netted against securities lending income on the Statement of Operations. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Fund's participation in the SSB securities lending program.

Purchases and sales of investment securities (other than short-term investments) for the fiscal year ended November 30, 2004 are as follows:

      PURCHASES             SALES
---------------------------------
$   767,837,144   $   637,213,354

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2004.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. During the fiscal year ended November 30, 2004, the fee for this Facility was an annual rate of 0.09%. Effective December 10, 2004, the Facility was renewed at an annual rate of .08%. At November 30, 2004, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2004.

9.   CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market condition is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies. These factors can affect fund performance.

11.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

                                                       YEAR ENDED                          YEAR ENDED
                                                NOVEMBER 30, 2004                   NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------------
                                         SHARES            AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                          12,164,999    $  220,802,534        10,674,409    $  170,500,182
Shares reacquired                    (5,326,989)      (96,399,497)       (3,923,119)      (58,912,982)
-----------------------------------------------------------------------------------------------------
Increase                              6,838,010    $  124,403,037         6,751,290    $  111,587,200
-----------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                           1,285,543    $   22,707,457         1,660,415    $   24,804,171
Shares reacquired                    (1,108,736)      (19,465,289)         (941,409)      (13,644,778)
-----------------------------------------------------------------------------------------------------
Increase                                176,807    $    3,242,168           719,006    $   11,159,393
-----------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                           1,328,073    $   23,460,896         1,562,453    $   23,537,109
Shares reacquired                    (1,283,399)      (22,441,443)         (898,259)      (13,063,207)
-----------------------------------------------------------------------------------------------------
Increase                                 44,674    $    1,019,453           664,194    $   10,473,902
-----------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                             474,588    $    8,501,829           308,433    $    4,894,065
Shares reacquired                      (198,431)       (3,602,630)          (68,341)       (1,069,798)
-----------------------------------------------------------------------------------------------------
Increase                                276,157    $    4,899,199           240,092    $    3,824,267
-----------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                             357,143    $    6,573,332                 -    $            -
Shares reacquired                       (33,919)         (626,764)                -                 -
-----------------------------------------------------------------------------------------------------
Increase                                323,224    $    5,946,568                 -    $            -
-----------------------------------------------------------------------------------------------------

12.  SUBSEQUENT EVENT

For the fiscal year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

CLASS        % OF AVERAGE DAILY NET ASSETS
------------------------------------------
A                         1.55%
B                         2.20%
C                         2.20%
P                         1.65%
Y                         1.20%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT GROWTH OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund (the "Fund") as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund as of November 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 26, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE               PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                         WITH FUND                  DURING PAST FIVE YEARS                DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director and Chairman       Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC          since 1996                  Investment Officer of Lord Abbett
90 Hudson Street                                            since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE               PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                         WITH FUND                  DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1996         Managing General Partner, Bigelow      Currently serves as director
Emmerling                                                   Media, LLC (since 2000); Senior        of Adelphia Communications,
Communications                                              Adviser, Time Warner Inc. (1998 -      Inc., Crane Co., and Huttig
41 Madison Ave.                                             2000); Acting Chief Executive          Building Products Inc.
Suite 3810                                                  Officer of Courtroom Television
New York, NY                                                Network (1997 - 1998); President and
Date of Birth: 10/22/1941                                   Chief Executive Officer of Time
                                                            Warner Cable Programming, Inc. (1991
                                                            - 1997).

WILLIAM H.T. BUSH               Director since 1998         Co-founder and Chairman of the Board   Currently serves as director
Bush-O'Donnell & Co., Inc.                                  of the financial advisory firm of      of Wellpoint Health Networks
101 South Hanley Road                                       Bush-O'Donnell & Company (since        Inc. (since 2002), and
Suite 1250                                                  1986).                                 Engineered Support Systems,
St. Louis, MO                                                                                      Inc. (since 2000).
Date of Birth: 7/14/1938

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE               PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                         WITH FUND                  DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.          Director since 1998         Managing Director of Monitor Clipper   Currently serves as director
Monitor Clipper Partners                                    Partners (since 1997) and President    of Avondale, Inc. and
Two Canal Park                                              of Clipper Asset Management Corp.      Interstate Bakeries Corp.
Cambridge, MA                                               (since 1991), both private equity
Date of Birth: 10/25/1942                                   investment funds.

JULIE A. HILL                   Director since 2004         Owner and CEO of the Hillsdale         Currently serves as director
1280 Bison                                                  Companies, a business consulting       of Wellpoint Health Networks
Newport Coast, CA                                           firm (since 1998); Founder,            Inc.; Resources Connection
Date of Birth: 7/16/1946                                    President and Owner of the             Inc.; and Holcim (US) Inc.
                                                            Hiram-Hill and Hillsdale Development
                                                            Companies (1998 - 2000).

FRANKLIN W. HOBBS               Director since 2001         Former Chief Executive Officer of      Currently serves as director
One Equity Partners                                         Houlihan Lokey Howard & Zukin, an      of Adolph Coors Company.
320 Park Ave.                                               investment bank (January 2002 -
New York, NY                                                April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                    Dillon Read (1999 - 2001); Global
                                                            Head of Corporate Finance of SBC
                                                            Warburg Dillon Read (1997 - 1999);
                                                            Chief Executive Officer of Dillon,
                                                            Read & Co. (1994 - 1997).

C. ALAN MACDONALD               Director since 1996         Retired - General Business and         Currently serves as director
P.O. Box 4393                                               Governance Consulting (since 1992);    of H.J. Baker (since 2003).
Greenwich, CT                                               formerly President and CEO of Nestle
Date of Birth: 5/19/1933                                    Foods.

THOMAS J. NEFF                  Director since 1992         Chairman of Spencer Stuart (U.S.),     Currently serves as director
Spencer Stuart                                              an executive search consulting firm    of Ace, Ltd. (since 1997) and
277 Park Avenue                                             (since 1996); President of Spencer     Hewitt Associates, Inc.
New York, NY                                                Stuart (1979-1996).
Date of Birth: 10/2/1937

OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION        LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH COMPANY         OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Chief Executive         Elected in 1996          Managing Partner and Chief Investment
(3/8/1945)                    Officer and President                            Officer of Lord Abbett (since 1996).

JAMES BERNAICHE               Chief Compliance        Elected in 2004          Chief Compliance Officer, joined Lord
(7/28/1956)                   Officer                                          Abbett in 2001; formerly Chief
                                                                               Compliance Officer with Credit-Suisse
                                                                               Asset Management.

ROBERT P. FETCH               Executive Vice          Elected in 1997          Partner and Small-Cap Value Senior
(2/18/1953)                   President                                        Investment Manager, joined Lord Abbett
                                                                               in 1995.

KEVIN P. FERGUSON             Executive Vice          Elected in 2001          Partner and Mid Cap Growth Investment
(10/3/1964)                   President                                        Manager, joined Lord Abbett in 1999,
                                                                               formerly Portfolio Manager/Senior Vice
                                                                               President at Lynch & Mayer, Inc.

ROBERT G. MORRIS              Executive Vice          Elected in 1996          Partner and Director of Equity
(11/6/1944)                   President                                        Investments, joined Lord Abbett in 1991.

CHRISTOPHER J. TOWLE          Executive Vice          Elected in 2001          Partner and Investment Manager, joined
(10/12/1957)                  President                                        Lord Abbett in 1987.

EDWARD K. VON DER LINDE       Executive Vice          Elected in 2001          Partner and Investment Manager, joined
(6/12/1960)                   President                                        Lord Abbett in 1988.

PAUL J. VOLOVICH              Vice President          Elected in 2004          Investment Manager-Large-Cap Core Fund,
(1/25/73)                                                                      joined Lord Abbett in 1997, formerly a
                                                                               Quantitative Analyst at RogersCasey.

TRACIE E. AHERN               Vice President          Elected in 1999          Partner and Director of Portfolio
(1/12/1968)                                                                    Accounting and Operations, joined Lord
                                                                               Abbett in 1999.

JOAN A. BINSTOCK              Chief Financial         Elected in 1999          Partner and Chief Operations Officer,
(3/4/1954)                    Officer & Vice                                   joined Lord Abbett in 1999.
                              President

DANIEL E. CARPER              Vice President          Elected in 1993          Partner, joined Lord Abbett in 1979.
(1/22/1952)

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION        LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH COMPANY         OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III       Vice President          Elected in 1996          Partner and Manager of Equity Trading,
(12/21/1959)                                                                   joined Lord Abbett in 1983.

PAUL A. HILSTAD               Vice President &        Elected in 1995          Partner and General Counsel, joined
(12/13/1942)                  Secretary                                        Lord Abbett in 1995.

LAWRENCE H. KAPLAN            Vice President and      Elected in 1997          Partner and Deputy General Counsel,
(1/16/1957)                   Assistant Secretary                              joined Lord Abbett in 1997.

CHRISTINA T. SIMMONS          Vice President and      Elected in 2000          Assistant General Counsel, joined Lord
(11/12/1957)                  Assistant Secretary                              Abbett in 1999; formerly Assistant
                                                                               General Counsel of Prudential
                                                                               Investments (1998 - 1999); prior thereto
                                                                               Counsel of Drinker, Biddle & Reath LLP,
                                                                               a law firm.

BERNARD J. GRZELAK            Treasurer               Elected in 2003          Director of Fund Administration, joined
(6/12/1971)                                                                    Lord Abbett in 2003, formerly Vice
                                                                               President, Lazard Asset Management LLC
                                                                               (2000 - 2003); prior thereto Manager of
                                                                               Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Fund's Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]


     This report when not used for the general
  information of shareholders of the Fund, is to
  be distributed only if preceded or accompanied      Lord Abbett Research Fund, Inc.
           by a current Fund Prospectus.                     Lord Abbett Growth Opportunities Fund

 Lord Abbett Mutual Fund shares are distributed by:                                                    LAGOF-2-1104
            LORD ABBETT DISTRIBUTOR LLC                                                                      (1/05)

[LORD ABBETT LOGO]

2004
  ANNUAL
    REPORT

LORD ABBETT

   LARGE-CAP CORE FUND

   SMALL-CAP VALUE FUND


FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

--------------------------------------------------------------------------------
LORD ABBETT RESEARCH FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Large-Cap Core and Small-Cap Value Funds' strategies and performance for the fiscal year ended November 30, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?
A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended November 30, 2004. The employment rate continued to trend higher as the fiscal year began. By January 2004, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation in December 2003 and January 2004. Gross domestic product (GDP) grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified.

     The positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. As the year began, inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and is commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1% to 1.25%, and stocks responded positively to

--------------------------------------------------------------------------------

the widely-expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August, when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000 - 400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21.

     In October and November 2004, employment increased and unemployment remained virtually unchanged. The Consumer Price Index (CPI) increased 0.5% in October. In addition, the S&P 500 Index(1) gained 1.4% in October, as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs. The S&P 500 Index(1) achieved new 52-week highs in November, ending the month up 3.9%.

LORD ABBETT LARGE-CAP CORE FUND

Lord Abbett Large-Cap Core Fund was formerly named Lord Abbett Large-Cap Research Fund. On October 1, 2004, the Fund entered the final two months of this fiscal year with a broader mandate and new name. This new name better reflects the Fund's shift in investment style from a large-cap value focus to a blend of value and growth. The shift to a core fund broadens the universe of potential stocks available for investment in the Fund and will potentially help ease fluctuations in returns caused by natural shifts in the value/growth cycle over the long run.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?
A: For the fiscal year ended November 30, 2004, the Fund returned 14.5%, reflecting performance at the Net Asset Value (NAV)

--------------------------------------------------------------------------------

of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000(R) Index,(2) which returned 12.7% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions as of 11/30/04, are 1 Year: 7.89%, 5 Years: 3.15% and 10 Years: 12.04%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Stock selection within the technology sector was the greatest positive contributor to the Fund's performance for the fiscal year relative to its benchmark. A personal computer company outperformed due to its outstanding research and development efforts and its strong pipeline of products. Another technology holding, a global provider of communications and electronic products, contributed favorably based on a re-engineering of the company, including a new CEO, as well as the introduction of a new product portfolio in 2004. Stock selection within energy and producer durables, which includes capital goods and industrials, also helped performance. Separately, a global, diversified provider of products and services related to fire and security, electronics, healthcare, engineered products and services, plastics and adhesives performed well following a company restructuring and a renewed focus on its core business. A technology and business services company also returned to its core business, which resulted in favorable performance.

     The greatest detractor from the Fund's performance for the fiscal year ended November 30, 2004 relative to its benchmark was stock selection within the utilities sector. A cable and internet services provider was hurt by the failure of a major acquisition bid. Stock selection within the consumer discretionary sector also hindered performance. A weak advertising environment held back the earnings of several media stocks in the portfolio. The consumer discretionary

--------------------------------------------------------------------------------

sector includes stocks within the consumer durables, apparel, media, hotel and leisure industries.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT SMALL-CAP VALUE FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2004?
A: For the fiscal year ended November 30, 2004, the Fund returned 22.9%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Value Index,(3) which returned 23.7% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions as of 11/30/04 are 1 Year: 15.83%, 5 Years: 17.16% and Since Inception (12/13/95): 15.88%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Stock selection within technology was the largest contributor to Fund performance relative to its benchmark for the fiscal year. A company that makes software for hotel and restaurant management outperformed, benefiting from increased strength in the hotel industry and its role as the leader in its business. The portfolio also benefited by holding a distributor of bar coding and related software for the retail industry. In addition, a company whose primary business includes the production of magnets and associated equipment for MRI machines performed well as it won market share and grew through an acquisition. Selection of stocks within the financial services sector also helped returns. The Fund was positively impacted by its regional bank holdings, including two banks in Puerto Rico.

--------------------------------------------------------------------------------

     Stock selection within the consumer discretionary sector hindered performance. This sector includes stocks within the consumer durables, apparel, media, hotel and leisure industries. An importer of gifts and home furnishings disappointed when its turnaround efforts stalled. Also, a manufacturer of kitchen and home products underperformed due to volatile sales volumes. Although the Fund benefited from its overweight position within the energy sector, a strong sector for the period, stock selection hurt performance relative to the Fund's benchmark. A number of the Fund's holdings focus on oil services and natural gas.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS, INCLUDING THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THESE FUNDS OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance; this popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(2) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

THE VIEWS OF EACH FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF NOVEMBER 30, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE AND THEY DO NOT GUARANTEE THE FUTURE PERFORMANCE OF THE MARKETS OR EACH FUND. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Funds' Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, EACH FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative Funds' performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

LARGE-CAP CORE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500 Index, the S&P 500/Barra Value Index and the Russell 1000(R) Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

            THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)      S&P 500     RUSSELL 1000(R)     S & P 500/BARRA
               AT NET ASSET VALUE        AT MAXIMUM OFFERING PRICE(1)    INDEX(2)     VALUE INDEX(2)      VALUE INDEX(2)
11/30/94            $  10,000                    $   9,425              $  10,000       $  10,000             $  10,000
11/30/95            $  13,282                    $  12,518              $  13,693       $  13,653             $  13,494
11/30/96            $  16,769                    $  15,804              $  17,507       $  17,245             $  17,199
11/30/97            $  20,100                    $  18,945              $  22,496       $  22,362             $  21,513
11/30/98            $  22,804                    $  21,493              $  27,823       $  25,736             $  24,361
11/30/99            $  26,678                    $  25,144              $  33,635       $  28,431             $  27,397
11/30/2000          $  29,816                    $  28,101              $  32,212       $  29,113             $  28,679
11/30/2001          $  28,546                    $  26,904              $  28,279       $  28,199             $  26,224
11/30/2002          $  24,686                    $  23,267              $  23,610       $  25,489             $  22,225
11/30/2003          $  28,875                    $  27,215              $  27,171       $  29,863             $  26,154
11/30/2004          $  33,057                    $  31,156              $  30,662       $  35,737             $  31,118

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                                   1 YEAR       5 YEARS     10 YEARS      LIFE OF CLASS
CLASS A(3)                           7.89%         3.15%       12.04%                 -
CLASS B(4)                           9.75%         3.56%           -              10.00%
CLASS C(5)                          13.75%         3.78%           -               8.47%
CLASS P(6)                          14.39%         4.41%           -               5.22%
CLASS Y(7)                          14.89%         4.65%           -               4.08%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index, particularly that of the S&P 500 Index, is not necessarily representative of the Fund's performance. Performance for each index begins on November 30, 1994.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares commenced operations on April 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on April 5, 1999. Performance is at net asset value.
(7) Class Y shares commenced operations on May 3, 1999. Performance is at net asset value.

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000(R) Index and Russell 2000(R) Value Index, assuming reinvestment of all dividends and distributions. The management of the Fund believes that the Russell 2000(R) Value Index is a more appropriate measure of investing in the types of securities the Fund invests in, than is the Russell 2000(R) Index, and therefore, it intends to remove the Russell 2000(R) Index from the graph below in the future. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)      RUSSELL 2000     RUSSELL 2000
                 AT NET ASSET VALUE        AT MAXIMUM OFFERING PRICE(1)      INDEX(2)      VALUE INDEX(2)
12/13/95              $  10,000                     $   9,425                $  10,000       $  10,000
11/30/96              $  12,824                     $  12,087                $  11,352       $  11,755
11/30/97              $  17,683                     $  16,666                $  14,010       $  15,470
11/30/98              $  15,612                     $  14,715                $  13,082       $  14,508
11/30/99              $  16,992                     $  16,015                $  15,132       $  14,300
11/30/2000            $  21,309                     $  20,083                $  15,044       $  16,348
11/30/2001            $  24,530                     $  23,120                $  15,769       $  19,452
11/30/2002            $  23,863                     $  22,491                $  14,098       $  19,101
11/30/2003            $  32,375                     $  30,514                $  19,214       $  25,769
11/30/2004            $  39,796                     $  37,507                $  22,530       $  31,879

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2004

                                            1 YEAR         5 YEARS        LIFE OF CLASS
CLASS A(3)                                   15.83%          17.16%               15.88%
CLASS B(4)                                   18.17%          17.72%               14.79%
CLASS C(5)                                   22.19%          17.85%               14.19%
CLASS P(6)                                   22.84%          18.49%               15.84%
CLASS Y(7)                                   23.40%          19.00%               12.75%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on December 31, 1995.
(3) Class A shares commenced operations on December 13, 1995. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on November 15, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares commenced operations on April 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on June 23, 1999. Performance is at net asset value.
(7) Class Y shares commenced operations on December 30, 1997. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 through November 30, 2004).

ACTUAL EXPENSES

     For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/04 - 11/30/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LARGE-CAP CORE FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING          ENDING           EXPENSES
                                                ACCOUNT           ACCOUNT         PAID DURING
                                                 VALUE             VALUE            PERIOD+
                                                 -----             -----            -------

                                                                                    6/1/04 -
                                                 6/1/04           11/30/04          11/30/04
                                                 ------           --------          --------
CLASS A*
Actual                                      $     1,000.00    $      1,074.10    $        7.05
Hypothetical (5% Return Before Expenses)    $     1,000.00    $      1,018.20    $        6.86
CLASS B*
Actual                                      $     1,000.00    $      1,070.80    $       10.30
Hypothetical (5% Return Before Expenses)    $     1,000.00    $      1,015.05    $       10.03
CLASS C*
Actual                                      $     1,000.00    $      1,071.00    $       10.31
Hypothetical (5% Return Before Expenses)    $     1,000.00    $      1,015.05    $       10.03
CLASS P*
Actual                                      $     1,000.00    $      1,073.40    $       7.47
Hypothetical (5% Return Before Expenses)    $     1,000.00    $      1,017.80    $       7.27
CLASS Y*
Actual                                      $     1,000.00    $      1,076.30    $       4.83
Hypothetical (5% Return Before Expenses)    $     1,000.00    $      1,020.05    $       4.70

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.36% for Class A, 1.99% for Class B, 1.99% for Class C, 1.44% for Class P and 0.93% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

* The annualized expenses of each class have been restated (1.30% for Class A, 1.95% for Class B, 1.95% for Class C, 1.40% for Class P and 0.95% for Class Y). Had these restated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

                            HYPOTHETICAL
                             (5% RETURN
               ACTUAL      BEFORE EXPENSES)
Class A      $     6.74      $     6.56
Class B      $    10.10      $     9.83
Class C      $    10.10      $     9.83
Class P      $     7.26      $     7.07
Class Y      $     4.93      $     4.80

LARGE-CAP CORE FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2004

SECTOR                          %*
Consumer Discretionary         11.96%
Consumer Staples                9.15%
Energy                          4.92%
Financials                     15.26%
Healthcare                     10.36%
Industrials                    17.31%
Information Technology         14.62%
Materials                       9.77%
Telecommunication Services      2.46%
Utilities                       0.87%
Short-Term Investments          3.32%
Total                         100.00%

*   Represents percent of total investments.

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING          ENDING          EXPENSES
                                               ACCOUNT           ACCOUNT        PAID DURING
                                                VALUE             VALUE           PERIOD+
                                                -----             -----           -------
                                                                                  6/1/04 -
                                                6/1/04           11/30/04         11/30/04
                                                ------           --------         --------
CLASS A
Actual                                      $    1,000.00     $     1,153.90    $      7.49
Hypothetical (5% Return Before Expenses)    $    1,000.00     $     1,018.05    $      7.02
CLASS B
Actual                                      $    1,000.00     $     1,150.70    $     10.70
Hypothetical (5% Return Before Expenses)    $    1,000.00     $     1,015.05    $     10.03
CLASS C
Actual                                      $    1,000.00     $     1,150.50    $     10.70
Hypothetical (5% Return Before Expenses)    $    1,000.00     $     1,015.05    $     10.03
CLASS P
Actual                                      $    1,000.00     $     1,153.50    $      7.76
Hypothetical (5% Return Before Expenses)    $    1,000.00     $     1,017.80    $      7.27
CLASS Y
Actual                                      $    1,000.00     $     1,156.60    $      5.34
Hypothetical (5% Return Before Expenses)    $    1,000.00     $     1,020.05    $      5.00

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.39% for Class A, 1.99% for Class B, 1.99% for Class C, 1.44% for Class P and 0.99% for Class Y) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2004

SECTOR                           %*
Auto & Transportation           7.18%
Consumer Discretionary         10.20%
Consumer Staples                0.88%
Financial Services             12.78%
Healthcare                      3.40%
Integrated Oils                 0.77%
Materials & Processing         19.05%
Other                           2.48%
Other Energy                    7.82%
Producer Durables              11.38%
Technology                      5.26%
Utilities                       0.15%
Short-Term Investments         18.65%
Total                         100.00%

*   Represents percent of total investments.

SCHEDULE OF INVESTMENTS
LARGE-CAP CORE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS 96.34%

AEROSPACE & DEFENSE 0.49%
Honeywell International,
Inc.                                                                           63,600   $      2,247
                                                                                        ------------
AIR FREIGHT & COURIERS 1.05%
United Parcel Service, Inc.
Class B                                                                        57,200          4,813
                                                                                        ------------
BEVERAGES 2.15%
Coca-Cola Co. (The)                                                            10,400            409
Diageo plc ADR                                                                 49,500          2,789
PepsiCo, Inc.                                                                 134,100          6,693
                                                                                        ------------
TOTAL                                                                                          9,891
                                                                                        ------------

BIOTECHNOLOGY 0.36%
MedImmune, Inc.*                                                               62,600          1,665
                                                                                        ------------
CAPITAL MARKETS 0.15%
Federated Investors, Inc.                                                      23,300            685
                                                                                        ------------
CHEMICALS 4.88%
Dow Chemical Co.                                                               16,600            838
E.I. du Pont de
Nemours & Co.                                                                 190,600          8,638
Monsanto Co.                                                                   65,009          2,991
Potash Corp. of
Saskatchewan, Inc.(a)                                                          45,100          3,454
Praxair, Inc.                                                                 120,400          5,406
Rohm & Haas Co.                                                                25,900          1,142
                                                                                        ------------
TOTAL                                                                                         22,469
                                                                                        ------------

COMMERCIAL BANKS 5.74%
Bank of America Corp.                                                         107,548          4,976
Bank of New York Co.,
Inc.                                                                          189,200          6,226
Mellon Financial Corp.                                                        212,000          6,195
Wachovia Corp.                                                                 89,000          4,606
Wells Fargo & Co.                                                              71,700          4,429
                                                                                        ------------
TOTAL                                                                                         26,432
                                                                                        ------------

COMMERCIAL SERVICES & SUPPLIES 1.00%
Waste Management, Inc.                                                        154,800          4,615
                                                                                        ------------

COMMUNICATIONS EQUIPMENT 2.79%
Corning, Inc.*                                                                150,200   $      1,890
Motorola, Inc.                                                                569,600         10,970
                                                                                        ------------
TOTAL                                                                                         12,860
                                                                                        ------------

COMPUTERS & PERIPHERALS 4.60%
Apple Computer, Inc.*                                                          96,412          6,464
Dell, Inc.*                                                                    67,500          2,735
EMC Corp.*                                                                    690,600          9,268
International Business
Machines Corp.                                                                 28,900          2,724
                                                                                        ------------
TOTAL                                                                                         21,191
                                                                                        ------------

DIVERSIFIED FINANCIALS 7.49%
Citigroup, Inc.                                                               193,000          8,637
Goldman Sachs Group,
Inc. (The)                                                                     41,100          4,305
JP Morgan Chase & Co.                                                         298,028         11,221
MBNA Corp.                                                                     91,435          2,428
Merrill Lynch & Co., Inc.                                                     121,500          6,769
NASDAQ - 100 Index
Tracking Stock                                                                 29,500          1,155
                                                                                        ------------
TOTAL                                                                                         34,515
                                                                                        ------------

DIVERSIFIED TELECOMMUNICATION
SERVICES 2.45%
SBC Communications, Inc.                                                      158,000          3,977
Sprint Corp.                                                                   40,600            926
Verizon Communications,
Inc.                                                                          155,200          6,399
                                                                                        ------------
TOTAL                                                                                         11,302
                                                                                        ------------

ELECTRIC UTILITIES 0.87%
PG&E Corp.*                                                                    21,200            705
Progress Energy, Inc.                                                          75,100          3,298
                                                                                        ------------
TOTAL                                                                                          4,003
                                                                                        ------------

ELECTRICAL EQUIPMENT 0.79%
Emerson Electric Co.                                                           54,500          3,642
                                                                                        ------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS 1.14%
Solectron Corp.*                                                              840,960          5,256
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 1.43%
Baker Hughes, Inc.                                                            110,643   $      4,905
GlobalSantaFe Corp.                                                            27,000            847
Schlumberger Ltd.(a)                                                           12,400            814
                                                                                        ------------
TOTAL                                                                                          6,566
                                                                                        ------------

FOOD & STAPLES RETAILING 1.01%
CVS Corp.                                                                      62,600          2,840
Kroger Co.*                                                                   112,400          1,819
                                                                                        ------------
TOTAL                                                                                          4,659
                                                                                        ------------

FOOD PRODUCTS 3.66%
Archer-Daniels-Midland
Co.                                                                            67,100          1,422
H.J. Heinz Co.                                                                 71,600          2,661
Kellogg Co.                                                                    96,300          4,208
Kraft Foods, Inc. Class A                                                     250,200          8,557
                                                                                        ------------
TOTAL                                                                                         16,848
                                                                                        ------------

HEALTHCARE EQUIPMENT & SUPPLIES 1.54%
Baxter Int'l., Inc.                                                           183,400          5,805
Guidant Corp.                                                                  19,500          1,264
                                                                                        ------------
TOTAL                                                                                          7,069
                                                                                        ------------

HEALTHCARE PROVIDERS & SERVICES 1.26%
Cardinal Health, Inc.                                                          44,400          2,321
CIGNA Corp.                                                                    49,680          3,479
                                                                                        ------------
TOTAL                                                                                          5,800
                                                                                        ------------

HOUSEHOLD DURABLES 0.43%
Newell Rubbermaid, Inc.                                                        85,100          1,964
                                                                                        ------------

HOUSEHOLD PRODUCTS 1.56%
Clorox Co.                                                                     50,300          2,773
Kimberly Clark Corp.                                                           69,000          4,389
                                                                                        ------------
TOTAL                                                                                          7,162
                                                                                        ------------

INDUSTRIAL CONGLOMERATES 4.81%
General Electric Co.                                                          412,100         14,572
Tyco Int'l., Ltd.(a)                                                          223,400          7,589
                                                                                        ------------
TOTAL                                                                                         22,161
                                                                                        ------------

INSURANCE 1.82%
American Int'l. Group, Inc.                                                   104,292   $      6,607
Hartford Financial Group,
Inc.                                                                           27,400          1,753
                                                                                        ------------
TOTAL                                                                                          8,360
                                                                                        ------------

IT SERVICES 0.26%
Computer Sciences Corp.*                                                       22,100          1,196
                                                                                        ------------

MACHINERY 6.30%
Caterpillar, Inc.                                                              47,800          4,376
Deere & Co.                                                                   168,800         12,108
Eaton Corp.                                                                    94,500          6,369
Illinois Tool Works, Inc.                                                      12,300          1,159
Parker Hannifin Corp.                                                          66,800          4,997
                                                                                        ------------
TOTAL                                                                                         29,009
                                                                                        ------------

MEDIA 6.91%
Clear Channel Comm., Inc.                                                     143,191          4,823
Comcast Corp. Class A*                                                        228,907          6,787
Tribune Co.                                                                   100,900          4,376
Viacom, Inc. Class B                                                          154,550          5,363
Walt Disney Co. (The)                                                         389,713         10,475
                                                                                        ------------
TOTAL                                                                                         31,824
                                                                                        ------------

METALS & MINING 2.75%
Alcoa, Inc.                                                                   195,400          6,640
Newmont Mining Corp.                                                          127,300          6,027
                                                                                        ------------
TOTAL                                                                                         12,667
                                                                                        ------------

MULTI-LINE RETAIL 2.09%
Federated Department
Stores, Inc.                                                                   11,600            636
Target Corp.                                                                   71,400          3,657
Wal-Mart Stores, Inc.                                                         102,600          5,341
                                                                                        ------------
TOTAL                                                                                          9,634
                                                                                        ------------

OFFICE ELECTRONICS 1.50%
Xerox Corp.*                                                                  449,900          6,892
                                                                                        ------------

OIL & GAS 3.48%
ExxonMobil Corp.                                                              312,715         16,027
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
LARGE-CAP CORE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 2.10%
International Paper Co.                                                       233,300   $      9,687
                                                                                        ------------

PERSONAL PRODUCTS 0.74%
Gillette Co.                                                                   78,600          3,418
                                                                                        ------------

PHARMACEUTICALS 7.16%
Bristol-Myers Squibb Co.                                                       57,900          1,361
Johnson & Johnson                                                              37,500          2,262
Merck & Co., Inc.                                                             137,000          3,839
Novartis AG ADR                                                               135,900          6,530
Pfizer, Inc.                                                                  227,900          6,329
Schering-Plough Corp.                                                         284,000          5,069
Wyeth                                                                         190,400          7,591
                                                                                        ------------
TOTAL                                                                                         32,981
                                                                                        ------------

ROAD & RAIL 2.81%
Canadian National
Railway Co.(a)                                                                 81,720          4,737
CSX Corp.                                                                      79,300          3,024
Union Pacific Corp.                                                            81,400          5,164
                                                                                        ------------
TOTAL                                                                                         12,925
                                                                                        ------------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS 1.58%
Advanced Micro Devices,
Inc.*                                                                          62,900          1,339
Intel Corp.                                                                    29,300            655
Novellus Systems, Inc.*                                                        41,614          1,121
Teradyne, Inc.*                                                                89,390          1,525
Texas Instruments, Inc.                                                       109,200          2,640
                                                                                        ------------
TOTAL                                                                                          7,280
                                                                                        ------------

SOFTWARE 2.70%
Microsoft Corp.                                                               421,000         11,287
Veritas Software Corp.*                                                        51,600          1,130
                                                                                        ------------
TOTAL                                                                                         12,417
                                                                                        ------------

SPECIALTY RETAIL 1.20%
Gap, Inc. (The)                                                               251,888          5,504
                                                                                        ------------

TEXTILES & APPAREL 1.29%
NIKE, Inc. Class B                                                             70,400   $      5,960
                                                                                        ------------
TOTAL COMMON STOCKS
(Cost $368,409,796)                                                                          443,596
                                                                                        ============

                                                                          PRINCIPAL
                                                                            AMOUNT
                                                                            (000)
                                                                         ------------
SHORT-TERM INVESTMENT 3.30%

REPURCHASE AGREEMENT 3.30%

Repurchase Agreement
dated 11/30/2004
1.61% due 12/1/2004
with State Street
Bank & Trust Co.
collateralized by
$15,540,000 of Federal
National Mortgage
Assoc. at 1.72% due
7/3/2018; value:
$15,520,575; proceeds:
$15,212,983
(Cost $15,212,302)                                                       $     15,212         15,212
                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES 99.64%
(Cost $383,622,098)                                                                          458,808
                                                                                        ============
CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES 0.36%                                                                    1,668
                                                                                        ------------
NET ASSETS 100.00%                                                                      $    460,476
                                                                                        ============

  *  Non-income producing security.
(a)  Foreign security traded in U.S. dollars.
ADR  American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
SMALL-CAP VALUE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS 94.45%

AEROSPACE 4.62%
Curtiss-Wright Corp.^                                                         511,000   $     30,456
Moog, Inc. Class A*                                                           545,025         22,902
Orbital Sciences
Corp.*^                                                                     1,222,900         15,898
Teledyne
Technologies, Inc.*^                                                          265,000          7,870
                                                                                        ------------
TOTAL                                                                                         77,126
                                                                                        ------------

AIR TRANSPORTATION 1.19%
Alaska Air Group, Inc.*^                                                      125,090          3,907
Aviall, Inc.*                                                                 124,100          2,822
Frontier Airlines, Inc.*^                                                   1,119,800         13,135
                                                                                        ------------
TOTAL                                                                                         19,864
                                                                                        ------------

AUTO COMPONENTS 1.55%
Modine
Manufacturing Co.                                                             805,000         25,881
                                                                                        ------------

AUTO PARTS: AFTER MARKET 1.53%
Commercial Vehicle
Group, Inc.*^                                                                 660,600         12,948
Keystone Automotive
Industries, Inc.*^                                                            540,000         12,652
                                                                                        ------------
TOTAL                                                                                         25,600
                                                                                        ------------

BANKS: NEW YORK CITY 0.64%
Signature Bank*^                                                              342,300         10,752
                                                                                        ------------

BANKS: OUTSIDE NEW YORK CITY 4.10%
Alabama National
BanCorp.^                                                                      67,800          4,287
Amcore Financial, Inc.^                                                       150,000          4,880
Corus Bankshares, Inc.                                                        214,000         10,415
Cullen/Frost Bankers,
Inc.^                                                                         400,000         19,164
Doral Financial Corp.                                                         380,000         17,632
Provident Bankshares
Corp.^                                                                        315,000         11,573
Southwest Bancorp,
Inc.^                                                                          17,200            462
                                                                                        ------------
TOTAL                                                                                         68,413
                                                                                        ------------

BUILDING: MATERIALS 2.63%
Hughes Supply, Inc.^                                                          300,000   $      9,864
NCI Building Systems,
Inc.*^                                                                        580,040         21,519
Simpson
Manufacturing Co., Inc.                                                       370,000         12,432
                                                                                        ------------
TOTAL                                                                                         43,815
                                                                                        ------------

CHEMICALS 5.48%
Cambrex Corp.^                                                                198,200          4,915
Cytec Industries, Inc.^                                                       417,200         20,280
Georgia Gulf Corp.^                                                           305,000         17,562
Macdermid, Inc.^                                                              404,200         14,883
OM Group, Inc.*                                                               332,400         10,218
Quaker Chemical
Corp.^                                                                        152,700          3,695
Westlake Chemical
Corp.                                                                         630,300         19,785
                                                                                        ------------
TOTAL                                                                                         91,338
                                                                                        ------------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 1.56%
MICROS Systems, Inc.*                                                         355,000         26,046
                                                                                        ------------

COMPUTER TECHNOLOGY 1.72%
Unova, Inc.*^                                                               1,295,000         28,697
                                                                                        ------------

CONSUMER PRODUCTS 1.69%
Playtex Products, Inc.*^                                                    2,450,000         18,375
Yankee Candle Co.*^                                                           324,400          9,881
                                                                                        ------------
TOTAL                                                                                         28,256
                                                                                        ------------

CONTAINERS & PACKAGING: PAPER &
PLASTIC 0.37%
Graphic Packaging
Corp.*^                                                                       757,100          6,178
                                                                                        ------------

COPPER 0.76%
Mueller Industries,
Inc.                                                                          410,040         12,601
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 1.92%
Bisys Group, Inc.*^                                                           543,900   $      8,708
Jones Lang LaSalle,
Inc.*^                                                                        650,000         23,335
                                                                                        ------------
TOTAL                                                                                         32,043
                                                                                        ------------

DIVERSIFIED MANUFACTURING 0.81%
CLARCOR, Inc.^                                                                 68,100          3,577
Hexcel Corp.*^                                                                650,000          9,912
                                                                                        ------------
TOTAL                                                                                         13,489
                                                                                        ------------

DRUG & GROCERY STORE CHAINS 0.89%
Casey's General
Stores, Inc.^                                                                 767,300         14,863
                                                                                        ------------

ELECTRICAL EQUIPMENT &
COMPONENTS 1.52%
Ametek, Inc.                                                                  410,000         13,399
Baldor Electric^                                                              249,900          6,892
Genlyte Group, Inc.*                                                           63,000          5,051
                                                                                        ------------
TOTAL                                                                                         25,342
                                                                                        ------------

ELECTRONICS 0.62%
Vishay
Intertechnology, Inc.*^                                                       710,000         10,373
                                                                                        ------------

ELECTRONICS: INSTRUMENTS, GAUGES &
METERS 0.15%
Metrologic
Instruments, Inc.*^                                                           124,400          2,541
                                                                                        ------------

ELECTRONICS: MEDICAL SYSTEMS 1.38%
Analogic Corp.^                                                               265,800         12,046
Haemonetics Corp.*                                                            201,500          7,033
Healthtronics, Inc.*                                                          527,600          3,941
                                                                                        ------------
TOTAL                                                                                         23,020
                                                                                        ------------

ELECTRONICS: TECHNOLOGY 1.16%
Cubic Corp.^                                                                  407,100         10,381
Intermagnetics
General Corp.*                                                                302,240          8,907
                                                                                        ------------
TOTAL                                                                                         19,288
                                                                                        ------------

ENERGY EQUIPMENT 0.69%
Global Power
Equipment Group*^                                                           1,326,000   $     11,523
                                                                                        ------------

ENGINEERING & CONTRACTING
SERVICES 0.79%
URS Corp.*^                                                                   440,000         13,218
                                                                                        ------------

FOODS 0.13%
John B. Sanfilippo &
Son, Inc.*                                                                     97,400          2,162
                                                                                        ------------

FOREST PRODUCTS 1.29%
Universal Forest
Products, Inc.^                                                               499,100         21,541
                                                                                        ------------

FUNERAL PARLORS & CEMETERY 0.95%
Stewart Enterprises,
Inc.*^                                                                      2,126,100         15,776
                                                                                        ------------

HEALTHCARE FACILITIES 1.32%
Capital Senior Living
Corp.*^                                                                       820,000          4,256
Pharmaceutical
Product Development,
Inc.*                                                                         420,000         17,686
                                                                                        ------------
TOTAL                                                                                         21,942
                                                                                        ------------

HEALTHCARE MANAGEMENT
SERVICES 0.15%
American Med
Security Group, Inc.*                                                          76,200          2,464
                                                                                        ------------

HOTEL/MOTEL 0.96%
Marcus Corp. (The)^                                                           697,400         15,936
                                                                                        ------------

HOUSEHOLD FURNISHINGS 0.54%
Ethan Allen Interiors,
Inc.^                                                                         230,000          9,074
                                                                                        ------------

IDENTIFICATION CONTROL & FILTER
DEVICES 0.82%
IDEX Corp.                                                                    225,050          9,002
Roper Industries, Inc.^                                                        75,900          4,672
                                                                                        ------------
TOTAL                                                                                         13,674
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE 0.10%
Markel Corp.*                                                                   5,000   $      1,610
                                                                                        ------------
INSURANCE: PROPERTY-CASUALTY 2.23%
Navigators Group,
Inc. (The)*                                                                   228,000          6,441
Odyssey Re Holdings
Corp.^                                                                        410,000          9,901
Philadelphia Cons
Holding Corp.*^                                                                97,400          6,648
Selective Insurance
Group, Inc.^                                                                  315,300         14,122
                                                                                        ------------
TOTAL                                                                                         37,112
                                                                                        ------------

MACHINERY: ENGINES 1.41%
Briggs & Stratton
Corp.                                                                         600,000         23,532
                                                                                        ------------

MACHINERY: INDUSTRIAL/SPECIALTY 3.50%
Enpro Industries, Inc.*                                                       730,900         21,006
Tennant Co.^                                                                  334,200         13,368
Woodward Governor
Co.^                                                                          330,200         24,055
                                                                                        ------------
TOTAL                                                                                         58,429
                                                                                        ------------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 5.07%
FMC Technologies, Inc.*^                                                      423,900         13,925
Grant Prideco, Inc.*^                                                         760,000         16,378
Helmerich & Payne,
Inc.^                                                                         858,100         28,000
Key Energy Services,
Inc.*^                                                                      2,100,000         26,292
                                                                                        ------------
TOTAL                                                                                         84,595
                                                                                        ------------

MACHINERY SPECIALITY 0.54%
JLG Industries, Inc.^                                                         520,000          9,048
                                                                                        ------------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.50%
Invacare Corp.^                                                                73,500          3,712
PSS World Medical, Inc.*^                                                     375,000          4,693
                                                                                        ------------
TOTAL                                                                                          8,405
                                                                                        ------------

MEDICAL SERVICES 0.60%
Covance, Inc.*^                                                               254,500   $     10,043
                                                                                        ------------
METAL FRABRICATING 4.33%
Material Sciences
Corp.*^                                                                       368,300          6,158
Quanex Corp.^(b)                                                              890,000         52,510
Shaw Group, Inc.*                                                             705,800         10,396
Valmont Industries,
Inc.                                                                          126,500          3,157
                                                                                        ------------
TOTAL                                                                                         72,221
                                                                                        ------------

METALS & MINERALS MISCELLANEOUS 1.83%
Brush Engineered
Materials, Inc.*                                                               66,100          1,289
GrafTech Int'l., Ltd.*^                                                     1,252,000         11,944
Minerals Technologies,
Inc.^                                                                         259,300         17,205
                                                                                        ------------
TOTAL                                                                                         30,438
                                                                                        ------------

MISCELLANEOUS MATERIALS &
PROCESSING 1.86%
Rogers Corp.*^                                                                652,280         30,951
                                                                                        ------------

MISCELLANEOUS PRODUCER DURABLES 0.42%
Blount International,
Inc.*                                                                         398,100          6,939
                                                                                        ------------

MULTI-SECTOR COMPANIES 2.88%
Carlisle Companies,
Inc.                                                                          167,200         10,000
Trinity Industries, Inc.^                                                   1,075,600         38,022
                                                                                        ------------
TOTAL                                                                                         48,022
                                                                                        ------------

OFFSHORE DRILLING 1.12%
Atwood Oceanics, Inc.*                                                        355,000         18,613
                                                                                        ------------

OIL: CRUDE PRODUCERS 2.20%
Grey Wolf, Inc.*^                                                           4,450,000         24,475
Range Resources
Corp.^                                                                        585,000         12,133
                                                                                        ------------
TOTAL                                                                                         36,608
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC 0.90%
KCS Energy Services,
Inc.*^                                                                      1,041,900   $     14,930
                                                                                        ------------

PAPER 0.74%
Glatfelter^                                                                   860,000         12,367
                                                                                        ------------

POWER TRANSMISSION EQUIPMENT 0.22%
Woodhead Industries,
Inc.                                                                          240,000          3,619
                                                                                        ------------

PUBLISHING: NEWSPAPERS 0.35%
Journal Register Co.*                                                         308,300          5,830
                                                                                        ------------

RAILROAD EQUIPMENT 1.17%
Wabtec Corp.^                                                                 945,000         19,439
                                                                                        ------------

RAILROADS 0.22%
Genesee & Wyoming,
Inc. Class A*^                                                                133,450          3,679
                                                                                        ------------

REAL ESTATE INVESTMENT TRUSTS 1.68%
DiamondRock
Hospitality Co.*+                                                             600,000          6,000

Nationwide Health
Properties, Inc.^                                                             960,000         21,984
                                                                                        ------------
TOTAL                                                                                         27,984
                                                                                        ------------

RESTAURANTS 0.56%
McCormick &
Schmick's Seafood*^                                                           560,900          9,277
                                                                                        ------------

RETAIL 4.72%
AnnTaylor Stores
Corp.*^                                                                       527,500         11,573
Barnes & Noble, Inc.*                                                         345,000          9,343
Brookstone, Inc.*^                                                            840,000         15,372
Cost Plus, Inc.*^                                                             255,000          8,104
Pier 1 Imports, Inc.^                                                         725,000         13,224
School Specialty, Inc.*^                                                      555,900         21,124
                                                                                        ------------
TOTAL                                                                                         78,740
                                                                                        ------------

SAVINGS & LOAN 3.43%
Bank Mutual Corp.^                                                            565,029   $      6,967
KNBT Bancorp, Inc.^                                                           544,830          9,327
W Holding Company,
Inc.^                                                                       1,232,531         27,140
Webster Financial
Corp.                                                                         275,000         13,764
                                                                                        ------------
TOTAL                                                                                         57,198
                                                                                        ------------

SCIENTIFIC EQUIPMENT & SUPPLIES 1.05%
Varian, Inc.*                                                                 466,100         17,455
                                                                                        ------------

SECURITIES BROKERAGE & SERVICES 0.74%
Raymond James
Financial, Inc.^                                                              415,000         12,276
                                                                                        ------------

SERVICES: COMMERCIAL 0.65%
Hudson Highland
Group, Inc.*^                                                                 265,900          7,262
Tetra Tech, Inc.*^                                                            235,100          3,583
                                                                                        ------------
TOTAL                                                                                         10,845
                                                                                        ------------

SHIPPING 1.63%
Alexander & Baldwin,
Inc.                                                                          180,000          7,616
Kirby Corp.*^                                                                 430,000         19,573
                                                                                        ------------
TOTAL                                                                                         27,189
                                                                                        ------------

SHOES 0.49%
Skechers USA, Inc.
Class A*^                                                                     710,100          8,244
                                                                                        ------------

STEEL 1.24%
Gibraltar Industries,
Inc.^                                                                         138,400          3,334
Steel Technologies,
Inc.^                                                                         590,100         17,278
                                                                                        ------------
TOTAL                                                                                         20,612
                                                                                        ------------

TEXTILES APPAREL MANUFACTURERS 0.94%
Warnaco Group, Inc.*                                                          790,000         15,697
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
SMALL-CAP VALUE FUND NOVEMBER 30, 2004

                                                                                           VALUE
INVESTMENTS                                                                 SHARES         (000)
----------------------------------------------------------------------------------------------------
TRANSPORTATION MISCELLANEOUS 0.34%
BE Aerospace, Inc.*^                                                          540,000   $      5,722
                                                                                        ------------

TRUCKERS 0.69%
P.A.M. Transportation
Svcs.*                                                                        405,000          8,221
USF Corp.                                                                      91,200          3,372
                                                                                        ------------
TOTAL                                                                                         11,593
                                                                                        ------------

UTILITIES: WATER 0.17%
Aqua America, Inc.^                                                           119,800          2,842
                                                                                        ------------
TOTAL COMMON STOCKS
(Cost $1,223,247,663)                                                                      1,574,940
                                                                                        ============

SHORT-TERM INVESTMENTS 21.65%

COLLATERAL FOR SECURITIES ON LOAN 14.37%

State Street Navigator Securities
Lending Prime
PORTFOLIO, 1.96%(a)                                                       239,733,452        239,733
                                                                                        ------------

                                                                           PRINCIPAL
                                                                              AMOUNT       VALUE
INVESTMENTS                                                                    (000)       (000)
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 7.28%

Repurchase Agreement
dated 11/30/2004
1.61% due 12/1/2004
with State Street
Bank & Trust Co.
collateralized by
$83,650,000 of Federal
National Mortgage
Assoc. at 7.125% due
3/15/2007 and
$31,645,000 of
United States
Treasury Notes
at 3.625% due
7/15/2009; value:
$123,806,881;
proceeds:
$121,376,011                                                             $    121,371   $    121,371
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $361,104,034)                                                                          361,104
                                                                                        ============
TOTAL INVESTMENTS IN SECURITIES 116.10%
(Cost $1,584,351,697)                                                                      1,936,044
                                                                                        ============
LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS (16.10%)                                                                       (268,487)
                                                                                        ------------

NET ASSETS 100.00%                                                                      $  1,667,557
                                                                                        ============

       * Non-income producing security.
       + Restricted security under Rule 144A.
       ^ Security (or a portion of security) on loan. See Note 5.
     (a) Rate shown reflects seven day yield as of November 30, 2004.
     (b) Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). See Note 9.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                                LARGE-CAP          SMALL-CAP
                                                                               CORE FUND*         VALUE FUND
ASSETS:
   Investments in unaffiliated issuers at cost                           $    383,622,098   $  1,548,505,379
   Investment in affiliated issuer at cost                                              -         35,846,318
------------------------------------------------------------------------------------------------------------
   Investments in unaffiliated issuers, at value                         $    458,808,468   $  1,883,533,936
   Investment in affiliated issuer, at value                                            -         52,510,000
   Receivables:
     Interest and dividends                                                     1,846,921          1,308,937
     Investment securities sold                                                 2,573,682          2,624,818
     Capital shares sold                                                          415,295          3,813,878
     From advisor                                                                  73,742                  -
   Prepaid expenses and other assets                                               14,785            277,403
------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                               463,732,893      1,944,068,972
------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable upon return of securities on loan                                            -        239,733,451
   Payables:
     Investment securities purchased                                            1,952,117         30,476,467
     Capital shares reacquired                                                    603,652          4,290,003
     Management fee                                                               261,268            962,393
     12b-1 distribution fees                                                      191,457            526,195
     Fund administration                                                           14,919             51,217
     Directors' fees                                                               11,759             36,757
     To affiliate                                                                   2,621             20,416
   Accrued expenses and other liabilities                                         218,781            414,734
------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                            3,256,574        276,511,633
============================================================================================================
NET ASSETS                                                               $    460,476,319   $  1,667,557,339
============================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $    371,960,834   $  1,162,706,944
Undistributed (distributions in excess of) net investment income                1,947,790            (36,758)
Accumulated net realized gain on investments                                   11,381,325        153,194,914
Net unrealized appreciation on investments                                     75,186,370        351,692,239
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                               $    460,476,319   $  1,667,557,339
============================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                           $    324,690,003   $    939,899,108
Class B Shares                                                           $     82,875,946   $    192,098,640
Class C Shares                                                           $     39,624,778   $     89,407,811
Class P Shares                                                           $        294,733   $    141,388,769
Class Y Shares                                                           $     12,990,859   $    304,763,011
OUTSTANDING SHARES BY CLASS:
Class A Shares (20 million and 50 million shares of common
   stock authorized, respectively, $.001 par value)                            11,423,635         31,813,354
Class B Shares (30 million shares of common stock authorized
   per Fund, $.001 par value)                                                   3,027,345          6,892,799
Class C Shares (20 million shares of common stock authorized
   per Fund, $.001 par value)                                                   1,442,618          3,204,662
Class P Shares (20 million shares of common stock authorized
   per Fund, $.001 par value)                                                      10,342          4,798,318
Class Y Shares (30 million shares of common stock authorized
   per Fund, $.001 par value)                                                     455,870         10,038,598
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                           $          28.42   $          29.54
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                          $          30.15   $          31.34
Class B Shares-Net asset value                                           $          27.38   $          27.87
Class C Shares-Net asset value                                           $          27.47   $          27.90
Class P Shares-Net asset value                                           $          28.50   $          29.47
Class Y Shares-Net asset value                                           $          28.50   $          30.36
============================================================================================================

*   Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                LARGE-CAP          SMALL-CAP
                                                                               CORE FUND*         VALUE FUND
INVESTMENT INCOME:
Dividends from unaffiliated issuers                                      $      8,642,963   $     15,027,500
Dividends from affiliated issuers                                                       -            568,009
Interest                                                                          160,659            839,723
Securities lending-net                                                                  -            285,715
Foreign withholding tax                                                           (97,806)           (37,334)
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         8,705,816         16,683,613
============================================================================================================
EXPENSES:
Management fee                                                                  3,126,925          9,202,816
12b-1 distribution plan-Class A                                                 1,087,218          2,584,467
12b-1 distribution plan-Class B                                                   831,064          1,824,952
12b-1 distribution plan-Class C                                                   383,609            828,767
12b-1 distribution plan-Class P                                                       866            372,003
Shareholder servicing                                                             890,018          1,828,209
Professional                                                                       40,735             63,270
Reports to shareholders                                                            44,991            153,038
Fund administration                                                               168,727            490,817
Custody                                                                            19,988             89,488
Directors' fees                                                                     7,710             21,357
Registration                                                                      104,100            140,375
Subsidy (see Note 3)                                                                2,621            210,143
Other                                                                              17,765             23,845
------------------------------------------------------------------------------------------------------------
Gross expenses                                                                  6,726,337         17,833,547
   Expense reductions                                                              (2,925)            (9,709)
   Expenses assumed by advisor                                                    (96,301)                 -
------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                    6,627,111         17,823,838
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                    2,078,705         (1,140,225)
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in unaffiliated issuers                       22,609,757        134,653,242
Net realized gain on investments in affiliated issuers                                  -         19,422,880
Net change in unrealized appreciation (depreciation) on investments            31,231,873        116,357,254
============================================================================================================
NET REALIZED AND UNREALIZED GAIN                                               53,841,630        270,433,376
============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $     55,920,335   $    269,293,151
============================================================================================================

*   Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                LARGE-CAP          SMALL-CAP
                                                                               CORE FUND*         VALUE FUND
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income (loss)                                             $      2,078,705   $     (1,140,225)
Net realized gain on investments                                               22,609,757        154,076,122
Net change in unrealized appreciation (depreciation) on investments            31,231,873        116,357,254
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           55,920,335        269,293,151
============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                       (599,177)                 -
   Class B                                                                              -                  -
   Class C                                                                              -                  -
   Class P                                                                           (597)                 -
   Class Y                                                                           (379)                 -
Net realized gain
   Class A                                                                              -        (33,408,285)
   Class B                                                                              -        (12,214,825)
   Class C                                                                              -         (5,477,260)
   Class P                                                                              -         (3,229,201)
   Class Y                                                                              -         (9,460,860)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                              (600,153)       (63,790,431)
============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                              95,114,915        703,623,177
Reinvestment of distributions                                                     569,491         48,589,693
Cost of shares reacquired                                                     (69,306,028)      (262,078,621)
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                   26,378,378        490,134,249
============================================================================================================
NET INCREASE IN NET ASSETS                                                     81,698,560        695,636,969
============================================================================================================
NET ASSETS:
Beginning of year                                                             378,777,759        971,920,370
------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $    460,476,319   $  1,667,557,339
============================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                                 $      1,947,790   $        (36,758)
============================================================================================================

*   Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                                LARGE-CAP          SMALL-CAP
                                                                               CORE FUND*         VALUE FUND
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income (loss)                                             $        481,100   $     (4,555,361)
Net realized gain (loss) on investments                                        (4,393,899)        69,175,832
Net change in unrealized appreciation on investments                           54,245,352        172,512,238
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           50,332,553        237,132,709
============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain
   Class A                                                                              -        (21,303,825)
   Class B                                                                              -        (10,485,449)
   Class C                                                                              -         (4,705,031)
   Class P                                                                              -           (978,096)
   Class Y                                                                              -         (5,696,400)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                     -        (43,168,801)
============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                              83,059,077        235,550,069
Reinvestment of distributions                                                           -         30,366,101
Cost of shares reacquired                                                     (58,728,763)      (133,000,120)
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                   24,330,314        132,916,050
============================================================================================================
NET INCREASE IN NET ASSETS                                                     74,662,867        326,879,958
============================================================================================================
NET ASSETS:
Beginning of year                                                             304,114,892        645,040,412
------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $    378,777,759   $    971,920,370
============================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                                 $        468,998   $        (40,296)
============================================================================================================

* Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LARGE-CAP CORE FUND*

                                                                       YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  24.88     $  21.27    $  24.75     $  26.83     $  25.32
                                                 ========     ========    ========     ========     ========
Investment operations:

   Net investment income(a)                           .18          .08         .04          .06          .11

   Net realized and unrealized gain (loss)           3.42         3.53       (3.37)       (1.14)        2.74
                                                 --------     --------    --------     --------     --------

     Total from investment operations                3.60         3.61       (3.33)       (1.08)        2.85
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

   Net investment income                             (.06)           -           -         (.09)        (.03)

   Net realized gain                                    -            -        (.15)        (.91)       (1.31)
                                                 --------     --------    --------     --------     --------
     Total distributions                             (.06)           -        (.15)       (1.00)       (1.34)
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  28.42     $  24.88    $  21.27     $  24.75     $  26.83
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     14.48%       16.97%     (13.52)%      (4.26)%      11.75%

RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and
     expense reductions                              1.39%        1.46%       1.45%        1.45%        1.54%

   Expenses, excluding waiver and
     expense reductions                              1.41%        1.46%       1.45%        1.45%        1.54%

   Net investment income                              .67%         .36%        .16%         .22%         .46%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $  324,690    $  261,231    $  201,315    $  234,533    $  200,064

  Portfolio turnover rate                    47.14%        34.98%        74.76%        81.79%        74.72%
----------------------------------------------------------------------------------------------------------

*    Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND*

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  24.07     $  20.70    $  24.25     $  26.37     $  25.03
                                                 ========     ========    ========     ========     ========

Investment operations:

   Net investment income (loss)(a)                      -(c)      (.06)       (.10)        (.10)        (.04)

   Net realized and unrealized gain (loss)           3.31         3.43       (3.30)       (1.11)        2.69
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 3.31         3.37       (3.40)       (1.21)        2.65
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net realized gain                                     -            -        (.15)        (.91)       (1.31)
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  27.38     $  24.07    $  20.70     $  24.25     $  26.37
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     13.75%       16.28%     (14.10)%      (4.81)%      11.04%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver and
    expense reductions                               2.03%        2.10%       2.06%        2.07%        2.15%

  Expenses, excluding waiver and
    expense reductions                               2.05%        2.10%       2.06%        2.07%        2.15%

  Net investment income (loss)                        .03%        (.28)%      (.45)%       (.39)%       (.16)%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $   82,876    $   80,542    $   70,636    $   85,011    $   79,968

  Portfolio turnover rate                    47.14%        34.98%        74.76%        81.79%        74.72%
----------------------------------------------------------------------------------------------------------

*    Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND*

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  24.15     $  20.77    $  24.27     $  26.41     $  25.05
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment income (loss)(a)                       -(c)      (.06)       (.06)        (.11)        (.03)

  Net realized and unrealized gain (loss)            3.32         3.44       (3.29)       (1.12)        2.70
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 3.32         3.38       (3.35)       (1.23)        2.67
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net realized gain                                     -            -        (.15)        (.91)       (1.31)
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  27.47     $  24.15    $  20.77     $  24.27     $  26.41
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     13.75%       16.27%     (13.88)%      (4.88)%      11.12%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver and
    expense reductions                               2.03%        2.10%       1.87%        2.10%        2.15%

  Expenses, excluding waiver and
    expense reductions                               2.05%        2.10%       1.87%        2.10%        2.15%

  Net investment income (loss)                        .03%        (.28)%      (.26)%       (.43)%       (.14)%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $   39,625    $   36,778    $   32,109    $   37,149    $   26,954

  Portfolio turnover rate                    47.14%        34.98%        74.76%        81.79%        74.72%
----------------------------------------------------------------------------------------------------------

*    Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND*

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  25.01     $  21.37    $  24.87     $  26.92     $  25.36
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment income(a)                            .17          .02         .02          .07          .10

  Net realized and unrealized gain (loss)            3.42         3.62       (3.37)       (1.13)        2.78
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 3.59         3.64       (3.35)       (1.06)        2.88
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net investment income                              (.10)           -           -         (.08)        (.01)

  Net realized gain                                     -            -        (.15)        (.91)       (1.31)
                                                 --------     --------    --------     --------     --------

    Total distributions                              (.10)           -        (.15)        (.99)       (1.32)
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  28.50     $  25.01    $  21.37     $  24.87     $  26.92
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     14.39%       17.03%     (13.54)%      (4.16)%      11.84%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver and
    expense reductions                               1.48%        1.55%+      1.51%        1.52%        1.60%

  Expenses, excluding waiver and
    expense reductions                               1.50%        1.55%+      1.51%        1.52%        1.60%

  Net investment income                               .58%         .27%+       .10%         .27%         .40%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $      294    $      152    $        1    $        1    $        1

  Portfolio turnover rate                    47.14%        34.98%        74.76%        81.79%        74.72%
----------------------------------------------------------------------------------------------------------

*    Formerly known as Large-Cap Research Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
LARGE-CAP CORE FUND*

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  24.93     $  21.23    $  24.61     $  26.74     $  25.30
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment income(a)                            .93          .16         .13          .08          .22

  Net realized and unrealized gain (loss)            2.77         3.54       (3.36)       (1.12)        2.64
                                                 --------     --------    --------     --------     --------

     Total from investment operations                3.70         3.70       (3.23)       (1.04)        2.86
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net investment income                              (.13)           -           -         (.18)        (.11)

  Net realized gain                                     -            -        (.15)        (.91)       (1.31)
                                                 --------     --------    --------     --------     --------

     Total distributions                             (.13)           -        (.15)       (1.09)       (1.42)
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  28.50     $  24.93    $  21.23     $  24.61     $  26.74
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     14.89%       17.43%     (13.19)%      (4.14)%      11.82%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver and
    expense reductions                                .93%        1.10%       1.06%        1.07%        1.15%

  Expenses, excluding waiver and
    expense reductions                               1.07%        1.10%       1.06%        1.07%        1.15%

  Net investment income                              3.35%         .72%        .55%         .32%         .85%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $   12,991    $       75    $       54    $        1    $        1

  Portfolio turnover rate                    47.14%        34.98%        74.76%        81.79%        74.72%
----------------------------------------------------------------------------------------------------------

 *   Formerly known as Large-Cap Research Fund.
 +   The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SMALL-CAP VALUE FUND

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  25.66     $  20.29    $  22.02     $  19.60     $  15.63
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment loss(a)                                -(c)      (.10)       (.07)        (.13)        (.19)

  Net realized and unrealized gain (loss)            5.52         6.81        (.48)        3.04         4.16
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 5.52         6.71        (.55)        2.91         3.97
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net realized gain                                 (1.64)       (1.34)      (1.18)        (.49)           -
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  29.54     $  25.66    $  20.29     $  22.02     $  19.60
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     22.92%       35.67%      (2.72)%      15.12%       25.40%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                       1.39%        1.45%       1.41%        1.43%        1.60%

  Expenses, excluding expense
    reductions                                       1.39%        1.45%       1.41%        1.44%        1.60%

  Net investment loss                                (.03)%       (.50)%      (.34)%       (.60)%      (1.04)%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $  939,899    $  510,582    $  321,243    $  394,443    $  275,010

  Portfolio turnover rate                    67.04%        66.11%        77.12%        64.76%        76.21%
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  24.44     $  19.50    $  21.33     $  19.13     $  15.34
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment loss(a)                             (.18)        (.22)       (.20)        (.26)        (.29)

  Net realized and unrealized gain (loss)            5.25         6.50        (.45)        2.95         4.08
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 5.07         6.28        (.65)        2.69         3.79
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net realized gain                                 (1.64)       (1.34)      (1.18)        (.49)           -
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  27.87     $  24.44    $  19.50     $  21.33     $  19.13
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     22.17%       34.78%      (3.25)%      14.33%       24.71%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                       2.00%        2.07%       2.04%        2.05%        2.23%

  Expenses, excluding expense
    reductions                                       2.00%        2.07%       2.04%        2.06%        2.23%

  Net investment loss                                (.74)%      (1.12)%      (.97)%      (1.22)%      (1.67)%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $  192,098    $  182,437    $  153,101    $  182,555    $  153,894

  Portfolio turnover rate                    67.04%        66.11%        77.12%        64.76%        76.21%
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  24.46     $  19.52    $  21.31     $  19.13     $  15.34
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment loss(a)                             (.18)        (.22)       (.17)        (.28)        (.29)

  Net realized and unrealized gain (loss)            5.26         6.50        (.44)        2.95         4.08
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 5.08         6.28        (.61)        2.67         3.79
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net realized gain                                 (1.64)       (1.34)      (1.18)        (.49)           -
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  27.90     $  24.46    $  19.52     $  21.31     $  19.13
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     22.19%       34.74%      (3.07)%      14.22%       24.71%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                       2.00%        2.07%       1.90%        2.16%        2.23%

  Expenses, excluding expense
    reductions                                       2.00%        2.07%       1.90%        2.17%        2.23%

  Net investment loss                                (.74)%      (1.12)%      (.83)%      (1.32)%      (1.67)%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $   89,408    $   81,967    $   69,121    $   81,396    $   51,061

  Portfolio turnover rate                    67.04%        66.11%        77.12%        64.76%        76.21%
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  25.61     $  20.27    $  22.01     $  19.61     $  15.63
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment loss(a)                              .01         (.12)       (.08)        (.14)        (.20)

  Net realized and unrealized gain (loss)            5.49         6.80        (.48)        3.03         4.18
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 5.50         6.68        (.56)        2.89         3.98
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net realized gain                                 (1.64)       (1.34)      (1.18)        (.49)           -
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  29.47     $  25.61    $  20.27     $  22.01     $  19.61
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     22.84%       35.48%      (2.72)%      15.01%       25.46%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                       1.45%        1.52%       1.49%        1.50%        1.68%

  Expenses, excluding expense
    reductions                                       1.45%        1.52%       1.49%        1.51%        1.68%

  Net investment income (loss)                        .03%        (.57)%      (.42)%       (.66)%      (1.00)%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $  141,389    $   47,471    $   14,005    $    4,150    $        1

  Portfolio turnover rate                    67.04%        66.11%        77.12%        64.76%        76.21%
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
SMALL-CAP VALUE FUND

                                                                      YEAR ENDED 11/30
                                                 -----------------------------------------------------------
                                                   2004         2003        2002         2001         2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $  26.23     $  20.64    $  22.30     $  19.77     $  15.71
                                                 ========     ========    ========     ========     ========

Investment operations:

  Net investment income (loss)(a)                     .10         (.02)        .01         (.05)        (.12)

  Net realized and unrealized gain (loss)            5.67         6.95        (.49)        3.07         4.18
                                                 --------     --------    --------     --------     --------

    Total from investment operations                 5.77         6.93        (.48)        3.02         4.06
                                                 --------     --------    --------     --------     --------

Distributions to shareholders from:

  Net realized gain                                 (1.64)       (1.34)      (1.18)        (.49)           -
                                                 --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                     $  30.36     $  26.23    $  20.64     $  22.30     $  19.77
                                                 ========     ========    ========     ========     ========

Total Return(b)                                     23.40%       36.10%      (2.31)%      15.56%       25.84%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                       1.00%        1.07%       1.04%        1.05%        1.23%

  Expenses, excluding expense
    reductions                                       1.00%        1.07%       1.04%        1.06%        1.23%

  Net investment income (loss)                        .38%        (.12)%       .03%        (.24)%       (.67)%

                                                                 YEAR ENDED 11/30
                                        ------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)         $  304,763    $  149,463    $   87,570    $   75,402    $   70,122

  Portfolio turnover rate                    67.04%        66.11%        77.12%        64.76%        76.21%
----------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds: Large-Cap Core Fund ("Large-Cap Core Fund", formerly known as "Large-Cap Research Fund") and Small-Cap Value Series ("Small-Cap Value Fund") (collectively, the "Funds").

Large-Cap Core Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. Small-Cap Value Fund's investment objective is long-term capital appreciation. Each Fund offers five classes of shares: Classes A, B, C, P, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class B, C, P, and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Small-Cap Value Fund is open to certain new investors on a limited basis.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sales price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P bear all the expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-Each Fund may lend securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. For the fiscal year ended November 30, 2004, only Small-Cap Value Fund had securities lending activity.

(g) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fee is based on the average daily net assets at the following annual rates:

LARGE-CAP CORE FUND(1)
--------------------------------
First $1 billion            .70%
Next $1 billion             .65%
Over $2 billion             .60%
--------------------------------
Small-Cap Value Fund        .75%

(1) Rate changed effective October 1, 2004. Prior to October 1, 2004, the management fee was based upon an annual rate of .75% of average daily net assets.

Effective October 1, 2004, Lord Abbett voluntarily reimbursed Large-Cap Core Fund to the extent necessary so that total annual operating expenses did not exceed the following annualized rates:

CLASS             % OF AVERAGE DAILY NET ASSETS
-----------------------------------------------
A                             1.30%
B                             1.95%
C                             1.95%
P                             1.40%
Y                             0.95%

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                     CLASS A          CLASS B         CLASS C          CLASS P
---------------------------------------------------------------------------------
Service                    .25%             .25%            .25%             .20%
Distribution               .10%(1)          .75%            .75%             .25%

(1) In addition, until September 30, 2004, each Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor pays such one-time distribution fee. The unamortized balance of these distribution fees as of September 30, 2004 was as follows:

                                                                     UNAMORTIZED
                                                                         BALANCE
--------------------------------------------------------------------------------
Large-Cap Core Fund                                                   $   21,745
Small-Cap Value Fund                                                     314,414

These amounts will continue to be amortized by each Fund, generally over a two-year period.

The amount of CDSC collected during the fiscal year ended November 30, 2004 was as follows:

                                                                            CDSC
                                                                       COLLECTED
--------------------------------------------------------------------------------
Large-Cap Core Fund                                                   $    3,574
Small-Cap Value Fund                                                       3,574

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2004:

                                                     DISTRIBUTOR        DEALERS'
                                                     COMMISSIONS     CONCESSIONS
--------------------------------------------------------------------------------
Large-Cap Core Fund                                   $  276,798    $  1,444,616
Small-Cap Value Fund                                      32,054         181,287

One Director and certain of the Funds' officers have an interest in Lord Abbett.

Small-Cap Value Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Agreement with Alpha Series of Lord Abbett Securities Trust ("Alpha Series") pursuant to which each Underlying Fund pays a portion of the expenses of Alpha

Series in proportion to the average daily value of the Underlying Fund shares owned by Alpha Series. Amounts paid pursuant to the Servicing Agreement are included in Subsidy on the Statement of Operations.

In addition, Large-Cap Core Fund, along with certain other funds managed by Lord Abbett (together, the "Underlying Funds"), has entered into a Servicing Agreement with Balanced Series of Lord Abbett Investment Trust ("Balanced Fund") pursuant to which each Underlying Fund pays a portion of the expenses of Balanced Fund in proportion to the average daily value of Underlying Fund shares owned by the Balanced Fund. Amounts paid pursuant to the Servicing Agreement are included in Subsidy on the Statement of Operations.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and distributed at least semi-annually for Large-Cap Core Fund and at least annually for Small-Cap Value Fund. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The following distribution was declared on December 9, 2004, and paid on December 14, 2004 to the shareholders of record on December 13, 2004:

                                      ORDINARY       SHORT-TERM        LONG-TERM
                                        INCOME    CAPITAL GAINS    CAPITAL GAINS
--------------------------------------------------------------------------------
Large-Cap Core Fund               $  2,100,000    $           -    $  13,761,283
Small-Cap Value Fund                         -       11,601,479      142,059,531

The tax character of distributions paid during the fiscal years ended November 30, 2004 and 2003 are as follows:

                                 LARGE-CAP CORE FUND          SMALL-CAP VALUE FUND
----------------------------------------------------------------------------------
                             11/30/2004   11/30/2003      11/30/2004    11/30/2003
----------------------------------------------------------------------------------
Distributions paid from:
Ordinary income              $  600,153   $        -    $ 10,184,296             -
Net long-term capital gains           -            -      53,606,135  $ 43,168,801
----------------------------------------------------------------------------------
   Total distributions       $  600,153   $        -    $ 63,790,431  $ 43,168,801
==================================================================================

As of November 30, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                 LARGE-CAP CORE FUND    SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------------------
Undistributed ordinary income - net              $         1,959,549    $         11,599,395
Undistributed long-term capital gains                     13,761,283             142,059,531
--------------------------------------------------------------------------------------------
   Total undistributed earnings                  $        15,720,832    $        153,658,926
Temporary differences                                        (11,759)                (36,758)
Unrealized gains - net                                    72,806,412             351,228,227
--------------------------------------------------------------------------------------------
     Total accumulated earning (losses) - net    $        88,515,485    $        504,850,395
============================================================================================

As of November 30, 2004, the Funds' aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

                                                 LARGE-CAP CORE FUND    SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------------------
Tax cost                                         $       386,002,056    $      1,584,815,709
--------------------------------------------------------------------------------------------
Gross unrealized gain                                     83,832,408             360,169,338
Gross unrealized loss                                    (11,025,996)             (8,941,111)
--------------------------------------------------------------------------------------------
   Net unrealized security gain                 $         72,806,412    $        351,228,227
============================================================================================

The difference between book-basis and tax-basis unrealized gains is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                 UNDISTRIBUTED
                                (DISTRIBUTIONS
                                 IN EXCESS OF)          ACCUMULATED
                                NET INVESTMENT         NET REALIZED               PAID-IN
                                        INCOME                 GAIN               CAPITAL
-----------------------------------------------------------------------------------------
Large-Cap Core Fund         $              240   $             (240)   $                -
Small-Cap Value Fund                 1,143,763           (1,143,764)                    1

The permanent differences are primarily attributable to the tax treatment of currency gains and losses, and net investment losses.

5.   PORTFOLIO SECURITIES TRANSACTIONS

As of November 30, 2004, the value of securities loaned for Small-Cap Value Fund is $233,638,100. These loans are collateralized by cash of $239,733,451, which is invested in a restricted money market account. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $122,449 for the fiscal year ended November 30, 2004, which are netted against Securities lending income on the Statement of Operations. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Funds' participation in the SSB securities lending program.

As of November 30, 2004, there were no securities on loan and there was no securities lending activity during the year for Large-Cap Core Fund.

Purchases and sales of investment securities (other than short-term investments) for the fiscal year ended November 30, 2004 are as follows:

                                     PURCHASES                SALES
-------------------------------------------------------------------
Large-Cap Core Fund          $     223,134,183   $      191,830,404
Small-Cap Value Fund             1,160,521,750          785,978,033

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2004.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statements of Operations and in Directors' Fees Payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8.   LINE OF CREDIT

Each Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. During the fiscal year ended November 30, 2004, the fee for this Facility was an annual rate of 0.09%. Effective December 10, 2004, the Facility was renewed at an annual rate of .08%. At November 30, 2004, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2004.

9.   TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund had ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. Small-Cap Value Fund had the following transactions during the year with affiliated issuers:

                                                                                                                NET
                                                                                                           REALIZED       DIVIDEND
                             BALANCE OF                                    BALANCE OF         VALUE            GAIN         INCOME
                            SHARES HELD          GROSS          GROSS     SHARES HELD            AT      YEAR ENDED     YEAR ENDED
AFFILIATED ISSUER         AT 11/30/2003      PURCHASES          SALES   AT 11/30/2004    11/30/2004      11/30/2004     11/30/2004
----------------------------------------------------------------------------------------------------------------------------------
Quanex Corp.                    502,000        388,000              -         890,000  $ 52,510,000    $         -     $   413,580
Scansource, Inc.*               534,000              -       (534,000)              -             -      18,890,850              -
Marcus Corp. (The)*             753,800         20,800        (77,200)        697,400    15,935,590         532,030        154,429

*No longer an affiliated issuer at November 30, 2004.

10.  CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

11.  INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Funds invest. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small-cap company stocks may be more volatile and less liquid than large-cap company stocks. Also, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. These factors can affect Fund performance.

12.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

LARGE-CAP CORE FUND*

-----------------------------------------------------------------------------------------------------
                                                            YEAR ENDED                     YEAR ENDED
                                                     NOVEMBER 30, 2004              NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------------
CLASS A SHARES                                SHARES            AMOUNT       SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                                2,628,672  $     69,719,713    2,880,499  $     64,714,996
Reinvestment of distributions                 22,480           568,516            -                 -
Shares reacquired                         (1,726,790)      (45,784,365)  (1,847,457)      (38,966,116)
-----------------------------------------------------------------------------------------------------
Increase                                     924,362  $     24,503,864    1,033,042  $     25,748,880
-----------------------------------------------------------------------------------------------------

CLASS B SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                  312,122  $      8,005,975      528,568  $     11,066,796
Shares reacquired                           (631,529)      (16,175,025)    (594,239)      (12,172,653)
-----------------------------------------------------------------------------------------------------
Decrease                                    (319,407) $     (8,169,050)     (65,671) $     (1,105,857)
-----------------------------------------------------------------------------------------------------

CLASS C SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                  201,008  $      5,166,992      342,487  $      7,101,096
Shares reacquired                           (281,543)       (7,258,773)    (365,186)       (7,563,710)
-----------------------------------------------------------------------------------------------------
Decrease                                     (80,535) $     (2,091,781)     (22,699) $       (462,614)
-----------------------------------------------------------------------------------------------------

CLASS P SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                    4,346  $        118,598        7,171  $        165,560
Reinvestment of distributions                     23               597            -                 -
Shares reacquired                               (123)           (3,335)      (1,125)          (26,284)
-----------------------------------------------------------------------------------------------------
Increase                                       4,246  $        115,860        6,046  $        139,276
-----------------------------------------------------------------------------------------------------

CLASS Y SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                  455,866  $     12,103,637          477  $         10,629
Reinvestment of distributions                     15               378            -                 -
Shares reacquired                             (3,010)          (84,530)           -                 -
-----------------------------------------------------------------------------------------------------
Increase                                     452,871  $     12,019,485          477  $         10,629
-----------------------------------------------------------------------------------------------------

*    Formerly known as Large-Cap Research Fund.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

SMALL CAP VALUE FUND

-----------------------------------------------------------------------------------------------------
                                                            YEAR ENDED                     YEAR ENDED
                                                     NOVEMBER 30, 2004              NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------------
CLASS A SHARES                                SHARES            AMOUNT       SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                               16,482,423  $    435,592,252    7,180,621  $    152,641,665
Reinvestment of distributions              1,059,544        25,672,755      789,137        14,654,269
Shares reacquired                         (5,629,510)     (146,387,925)  (3,903,123)      (79,537,104)
-----------------------------------------------------------------------------------------------------
Increase                                  11.912,457  $    314,877,082    4,066,635  $     87,758,830
-----------------------------------------------------------------------------------------------------

CLASS B SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                  310,245  $      7,469,508      397,567  $      7,476,943
Reinvestment of distributions                384,276         8,838,348      412,446         7,341,544
Shares reacquired                         (1,267,786)      (31,193,691)  (1,195,609)      (22,966,181)
-----------------------------------------------------------------------------------------------------
Decrease                                    (573,265) $    (14,885,835)    (385,596) $     (8,147,694)
-----------------------------------------------------------------------------------------------------

CLASS C SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                  228,182  $      5,453,445      283,691  $      5,342,331
Reinvestment of distributions                121,312         2,792,598      128,207         2,284,644
Shares reacquired                           (495,891)      (12,206,574)    (602,174)      (11,631,813)
-----------------------------------------------------------------------------------------------------
Decrease                                    (146,397) $     (3,960,531)    (190,276) $     (4,004,838)
-----------------------------------------------------------------------------------------------------

CLASS P SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                4,140,611  $    108,853,556    1,670,139  $     35,690,335
Reinvestment of distributions                 77,299         1,869,083       27,682           513,508
Shares reacquired                         (1,273,478)      (33,218,315)    (535,047)      (11,354,120)
-----------------------------------------------------------------------------------------------------
Increase                                   2,944,432  $     77,504,324    1,162,774  $     24,849,723
-----------------------------------------------------------------------------------------------------

CLASS Y SHARES
-----------------------------------------------------------------------------------------------------
Shares sold                                5,429,820  $    146,254,416    1,532,487  $     34,398,795
Reinvestment of distributions                379,561         9,416,909      294,510         5,572,136
Shares reacquired                         (1,469,872)      (39,072,116)    (371,626)       (7,510,902)
-----------------------------------------------------------------------------------------------------
Increase                                   4,339,509  $    116,599,209    1,455,371  $     32,460,029
-----------------------------------------------------------------------------------------------------

13.  SUBSEQUENT EVENT

For the fiscal year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse Large-Cap Core Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

CLASS             % OF AVERAGE DAILY NET ASSETS
-----------------------------------------------
A                             1.30%
B                             1.95%
C                             1.95%
P                             1.40%
Y                             0.95%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT LARGE-CAP CORE FUND (FORMERLY KNOWN AS LARGE-CAP SERIES) AND SMALL-CAP VALUE SERIES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lord Abbett Research Fund, Inc. - Lord Abbett Large-Cap Core Fund (formerly known as Large-Cap Series) and Small-Cap Value Series (the "Funds") as of November 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett Large-Cap Core Fund and Small-Cap Value Series as of November 30, 2004, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 26, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE             PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                              WITH FUND                DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                         Director and           Managing Partner and Chief Investment   N/A
Lord, Abbett & Co. LLC                Chairman since 1996    Officer of Lord Abbett since 1996.
90 Hudson Street
Jersey City, NJ
Date of Birth: 3/8/1945

                                -----------------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE             PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                              WITH FUND                DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                     Director since 1996    Managing General Partner, Bigelow       Currently serves as
Emmerling Communications                                     Media, LLC (since 2000); Senior         director of Adelphia
41 Madison Ave. Suite 3810                                   Adviser, Time Warner Inc. (1998 -       Communications, Inc.,
New York, NY                                                 2000); Acting Chief Executive Officer   Crane Co., and Huttig
Date of Birth: 10/22/1941                                    of Courtroom Television Network (1997   Building Products Inc.
                                                             - 1998); President and Chief
                                                             Executive Officer of Time Warner
                                                             Cable Programming, Inc. (1991 -
                                                             1997).

WILLIAM H.T. BUSH                     Director since 1998    Co-founder and Chairman of the Board    Currently serves as
Bush-O'Donnell & Co., Inc.                                   of the financial advisory firm of       director of Wellpoint
101 South Hanley Road                                        Bush-O'Donnell & Company (since         Health Networks Inc.
Suite 1250                                                   1986).                                  (since 2002), and
St. Louis, MO                                                                                        Engineered Support
Date of Birth: 7/14/1938                                                                             Systems, Inc. (since
                                                                                                     2000).

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE             PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                              WITH FUND                DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.                Director since 1998    Managing Director of Monitor Clipper    Currently serves as
Monitor Clipper Partners                                     Partners (since 1997) and President     director of Avondale,
Two Canal Park                                               of Clipper Asset Management Corp.       Inc. and Interstate
Cambridge, MA                                                (since 1991), both private equity       Bakeries Corp.
Date of Birth: 10/25/1942                                    investment funds.

JULIE A. HILL                         Director since 2004    Owner and CEO of the Hillsdale          Currently serves as
1280 Bison                                                   Companies, a business consulting firm   director of Wellpoint
Newport Coast, CA                                            (since 1998); Founder, President and    Health Networks Inc.;
Date of Birth: 7/16/1946                                     Owner of the Hiram-Hill and Hillsdale   Resources Connection
                                                             Development Companies (1998 - 2000).    Inc.; and Holcim (US)
                                                                                                     Inc.

FRANKLIN W. HOBBS                     Director since 2001    Former Chief Executive Officer of       Currently serves as
One Equity Partners                                          Houlihan Lokey Howard & Zukin, an       director of Adolph
320 Park Ave.                                                investment bank (January 2002 - April   Coors Company.
New York, NY                                                 2003); Chairman of Warburg Dillon
Date of Birth: 7/30/1947                                     Read (1999 - 2001); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                     Director since 1996    Retired - General Business and          Currently serves as
P.O. Box 4393                                                Governance Consulting (since 1992);     director of H.J. Baker
Greenwich, CT                                                formerly President and CEO of Nestle    (since 2003).
Date of Birth: 5/19/1933                                     Foods.

THOMAS J. NEFF                        Director since 1992    Chairman of Spencer Stuart (U.S.), an   Currently serves as
Spencer Stuart                                               executive search consulting firm        director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer      (since 1997) and
New York, NY                                                 Stuart (1979 - 1996).                   Hewitt Associates,
Date of Birth: 10/2/1937                                                                             Inc.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                                CURRENT POSITION           LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                           WITH COMPANY            OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                         Chief Executive         Elected in 1996               Managing Partner and
(3/8/1945)                            Officer and President                                 Chief Investment
                                                                                            Officer of Lord Abbett
                                                                                            (since 1996).

JAMES BERNAICHE                       Chief Compliance        Elected in 2004               Chief Compliance
(7/28/1956)                           Officer                                               Officer, joined Lord
                                                                                            Abbett in 2001;
                                                                                            formerly Chief
                                                                                            Compliance Officer with
                                                                                            Credit-Suisse Asset
                                                                                            Management.

ROBERT P. FETCH                       Executive Vice          Elected in 1997               Partner and Small-Cap
(2/18/1953)                           President                                             Value Senior Investment
                                                                                            Manager, joined Lord
                                                                                            Abbett in 1995.

KEVIN P. FERGUSON                     Executive Vice          Elected in 2001               Partner and Mid Cap
(10/3/1964)                           President                                             Growth Investment
                                                                                            Manager, joined Lord
                                                                                            Abbett in 1999,
                                                                                            formerly Portfolio
                                                                                            Manager/Senior Vice
                                                                                            President at Lynch &
                                                                                            Mayer, Inc.

ROBERT G. MORRIS                      Executive Vice          Elected in 1996               Partner and Director of
(11/6/1944)                           President                                             Equity Investments,
                                                                                            joined Lord Abbett in
                                                                                            1991.

CHRISTOPHER J. TOWLE                  Executive Vice          Elected in 2001               Partner and Investment
(10/12/1957)                          President                                             Manager, joined Lord
                                                                                            Abbett in 1987.

EDWARD K. VON DER LINDE               Executive Vice          Elected in 2001               Partner and Investment
(6/12/1960)                           President                                             Manager, joined Lord
                                                                                            Abbett in 1988.

PAUL J. VOLOVICH                      Vice President          Elected in 2004               Investment
(1/25/73)                                                                                   Manager-Large-Cap Core
                                                                                            Fund, joined Lord
                                                                                            Abbett in 1997,
                                                                                            formerly a Quantitative
                                                                                            Analyst at RogersCasey.

TRACIE E. AHERN                       Vice President          Elected in 1999               Partner and Director of
(1/12/1968)                                                                                 Portfolio Accounting
                                                                                            and Operations, joined
                                                                                            Lord Abbett in 1999.

JOAN A. BINSTOCK                      Chief Financial         Elected in 1999               Partner and Chief
(3/4/1954)                            Officer & Vice                                        Operations Officer,
                                      President                                             joined Lord Abbett in
                                                                                            1999.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                                CURRENT POSITION           LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                           WITH COMPANY            OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
DANIEL E. CARPER                      Vice President          Elected in 1993               Partner, joined Lord
(1/22/1952)                                                                                 Abbett in 1979.

A. EDWARD OBERHAUS, III               Vice President          Elected in 1996               Partner and Manager of
(12/21/1959)                                                                                Equity Trading, joined
                                                                                            Lord Abbett in 1983.

PAUL A. HILSTAD                       Vice President &        Elected in 1995               Partner and General
(12/13/1942)                          Secretary                                             Counsel, joined Lord
                                                                                            Abbett in 1995.

LAWRENCE H. KAPLAN                    Vice President and      Elected in 1997               Partner and Deputy
(1/16/1957)                           Assistant Secretary                                   General Counsel, joined
                                                                                            Lord Abbett in 1997.

CHRISTINA T. SIMMONS                  Vice President and      Elected in 2000               Assistant General
(11/12/1957)                          Assistant Secretary                                   Counsel, joined Lord
                                                                                            Abbett in 1999;
                                                                                            formerly Assistant
                                                                                            General Counsel of
                                                                                            Prudential Investments
                                                                                            (1998 - 1999); prior
                                                                                            thereto Counsel of
                                                                                            Drinker, Biddle & Reath
                                                                                            LLP, a law firm.

BERNARD J. GRZELAK                    Treasurer               Elected in 2003               Director of Fund
(6/12/1971)                                                                                 Administration, joined
                                                                                            Lord Abbett in 2003,
                                                                                            formerly Vice
                                                                                            President, Lazard Asset
                                                                                            Management LLC; prior
                                                                                            thereto Manager of
                                                                                            Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

HOUSE HOLDING

The Company has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted the Funds' proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Funds' complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Forms N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

100% and 36.46% of the ordinary income distribution paid by the Large-Cap Core Fund and Small Cap Research Fund, respectively, during fiscal 2004 is qualifying dividend income. For corporate shareholders, 100% and 40.19% of the Large-Cap Core Fund and Small Cap Research Fund, respectively, of the ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2004, $53,606,135 represents long-term capital gains for Small Cap Research Fund.

[LORD ABBETT(R) LOGO]

   This report when not used for the general
  information of shareholders of the Fund, is to
 be distributed only if preceded or accompanied
      by a current Fund Prospectus.
                                                             Lord Abbett Research Fund, Inc.
Lord Abbett Mutual Fund shares are distributed by:                      Large-Cap Core Fund
           LORD ABBETT DISTRIBUTOR LLC                                 Small-Cap Value Fund                        LARF-2-1104
                                                                                                                        (1/05)

ITEM 2:         CODE OF ETHICS.

         (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended November 30, 2004 (the "Period").

         (b)  Not applicable.

         (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

         (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

         (e)  Not applicable.

         (f) See Item 11(a) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2004 and 2003 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                       FISCAL YEAR ENDED:
                                                        2004         2003
Audit Fees {a}                                       $  117,000   $  111,000
Audit-Related Fees {b}                                      518          364
                                                     -----------------------

Total audit and audit-related fees                      117,518      111,364
                                                     -----------------------

Tax Fees {c}                                             26,221       26,065
All Other Fees {d}                                            -          547
                                                     -----------------------
    Total Fees                                       $  143,739   $  137,976
                                                     -----------------------

----------
        {a} Consists of fees for audits of the Registrant's annual financial statements.

        {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

        {c} Fees for the fiscal years ended November 30, 2004 and 2003 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return,
        New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

        {d} Consists of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

               - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

               - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended November 30, 2004 and 2003 were:

                                                       FISCAL YEAR ENDED:
                                                        2004         2003
All Other Fees {a}                                   $  120,650   $  101,900

----------
        {a} Fees for the fiscal years ended November 30, 2004 and 2003 consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended November 30, 2004 and 2003 were:

                                                        FISCAL YEAR ENDED:
                                                        2004         2003
All Other Fees {b}                                   $    - 0 -   $   11,378

----------
        {b} Fees for the fiscal year ended November 30, 2003 represent fees for testing of Anti-Money Laundering Compliance.

(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6:         SCHEDULE OF INVESTMENTS.
                NOT APPLICABLE.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                Not applicable.

ITEM 9:         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                Not Applicable

ITEM10:         CONTROLS AND PROCEDURES.

         (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11:        EXHIBITS.

         (a)(1) Amendments to Code of Ethics - Not applicable.

         (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

         (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     LORD ABBETT RESEARCH FUND, INC.

                                     /s/ Robert S. Dow
                                     -------------------------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President

                                     /s/ Joan A. Binstock
                                     -------------------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date: January 26, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                     LORD ABBETT RESEARCH FUND, INC.

                                     /s/ Robert S. Dow
                                     -------------------------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President

                                     /s/ Joan A. Binstock
                                     -------------------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date: January 26, 2005